Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2010

Boston Properties, Inc.

First Quarter 2010

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Greater Boston Area Lease Expiration Roll Out	28-29
Washington, D.C. Area Lease Expiration Roll Out	30-31
San Francisco Area Lease Expiration Roll Out	32-33
Midtown Manhattan Area Lease Expiration Roll Out	34-35
Princeton Area Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel Performance and Occupancy Analysis	40
Same Property Performance	41
Reconciliation to Same Property Performance and Net Income	42-43
Leasing Activity	44
Capital Expenditures, Tenant Improvements and Leasing Commissions	45
Acquisitions/Dispositions	46
Value Creation Pipeline - Construction in Progress	47
Value Creation Pipeline - Land Parcels and Purchase Options	48
Definitions	49-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our interest rate hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

First Quarter 2010

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space, one hotel, two residential properties and three retail properties. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-four individuals average twenty-six years of real estate experience and sixteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors and Chief Executive Officer, Douglas T. Linde, our President, E. Mitchell Norville, our Chief Operating Officer and Executive Vice President, Raymond A. Ritchey, our Executive Vice President and National Director of Acquisitions and Development and Michael E. LaBelle, our Chief Financial Officer. Each has a national reputation, which attracts business and investment opportunities. In addition, other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of eleven distinguished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of March 31, 2010)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures, other than the Value-Added Fund)	143
Total Square Feet (includes unconsolidated joint ventures, other than the Value-Added Fund)	50.4 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	161.9 million
Dividend - Quarter/Annualized	$0.50/$2.00
Dividend Yield	2.65%
Total Combined Market Capitalization	$20.4 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

First Quarter 2010

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman Chairman of the Board and Chief Executive Officer	Fredrick J. Iseman Director	E. Mitchell Norville Executive Vice President, Chief Operating Officer	Robert E. Pester Senior Vice President and Regional Manager of San Francisco

Douglas T. Linde	Alan J. Patricof	Raymond A. Ritchey	Robert E. Selsam
President and Director	Director, Chair of Audit Committee	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

Lawrence S. Bacow	Richard E. Salomon	Michael E. LaBelle	Frank D. Burt
Director	Director, Chair of Compensation Committee	Senior Vice President, Chief Financial Officer	Senior Vice President, General Counsel

Zoë Baird	Martin Turchin	Peter D. Johnston	Michael R. Walsh
Director, Chair of Nominating & Corporate Governance Committee	Director	Senior Vice President and Regional Manager of Washington, D.C.	Senior Vice President, Finance

Carol B. Einiger	David A. Twardock	Bryan J. Koop	Arthur S. Flashman
Director	Director	Senior Vice President and Regional Manager of Boston	Vice President, Controller

Dr. Jacob A. Frenkel
Director		Mitchell S. Landis
Senior Vice President and Regional Manager of Princeton

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Michael Walsh, Senior Vice President, Finance
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	at 617.236.3410 or
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322	mwalsh@bostonproperties.com
(f) 617.236.3311		(f) 617.236.3311
		www.bostonproperties.com	Arista Joyner, Investor Relations Manager
at 617.236.3343 or
ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q1 2010	Q4 2009	Q3 2009	Q2 2009	Q1 2009
High Closing Price	$77.14	$70.80	$70.55	$53.01	$55.55
Low Closing Price	$62.49	$57.25	$43.62	$34.74	$31.49
Average Closing Price	$69.14	$65.43	$57.27	$46.52	$41.40
Closing Price, at the end of the quarter	$75.44	$67.07	$65.55	$47.70	$35.03
Dividends per share - annualized	$2.00	$2.00	$2.00	$2.00	$2.72
Closing dividend yield - annualized	2.65%	2.98%	3.05%	4.19%	7.76%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	161,911	161,571	161,462	161,345	144,069
Closing market value of outstanding shares and units (thousands)	$12,214,566	$10,836,567	$10,583,834	$7,696,157	$5,046,737

(1)	For additional detail, see page 12.

Timing

Quarterly results for the remainder of 2010 will be announced according to the following schedule:

Second Quarter	Late July 2010
Third Quarter	Late October 2010
Fourth Quarter	Late January 2011

Boston Properties, Inc.

First Quarter 2010

RESEARCH COVERAGE

Equity Research Coverage
John Eade	Mitch Germain
Argus Research Company	JMP Securities
212.427.7500	212.906.3546

Jeffrey Spector / Jamie Feldman	Anthony Paolone / Michael Mueller
Bank of America-Merrill Lynch	J.P. Morgan Securities
212.449.6329 / 212.449.6339	212.622.6682 / 212.622.6689

Ross Smotrich / Jeff Langbaum	Sheila McGrath / Bill Carrier
Barclays Capital	Keefe, Bruyette & Woods
212.526.2306 / 212.526.0971	212.887.7793 / 212.887.3810

Michael Bilerman / Joshua Attie	Jordan Sadler / Craig Mailman
Citigroup Global Markets	KeyBanc Capital Markets
212.816.1383 / 212.816.1685	917.368.2280 / 917.368.2316

Andrew Rosivach	Robert Stevenson
Credit Suisse	Macquarie Research
415.249-7942	212.857.6168

John Perry	David Rodgers / Mike Carroll
Deutsche Bank Securities	RBC Capital Markets
212.250.4912	440.715.2647 / 440.715.2649

Jay Habermann / Sloan Bohlen	Alexander Goldfarb / James Milam
Goldman Sachs & Company	Sandler O’Neill & Partners
917.343.4260 / 212.902.2796	212.466.7937 / 212.466.8066

Michael Knott / Lukas Hartwich	John Guinee / Erin Aslakson
Green Street Advisors	Stifel, Nicolaus & Company
949.640.8780 / 949.640.8780	443.224.1307 / 443.224.1350

Steve Sakwa / Ian Weissman	Ross Nussbaum / Rob Salisbury
ISI Group	UBS Securities
212.446.9462 / 212.446.9461	212.713.2484 / 212.713.4760

Debt Research Coverage
Thomas Cook	Rating Agencies:
Citi Investment Research
212.723.1112	Janice Svec
Fitch Ratings
John Giordano	212.908.0304
Credit Suisse Securities
212.538.4935	Karen Nickerson
Moody’s Investors Service
Mark Streeter	212.553.4924
J.P. Morgan Securities
212.834.5086	James Fielding
Standard & Poor’s
Thierry Perrein / Jason Jones	212.438.2452
Wells Fargo
704.715.8455 / 704.715.7932

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

First Quarter 2010

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9-11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 49-50.

	Three Months Ended
	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Selected Items:
Revenue	$379,781	$377,912	$377,303	$389,490	$377,544
Straight-line rent (1)	$29,068	$13,279	$16,224	$12,966	$16,081
Fair value lease revenue (1) (2)	$23,319	$23,705	$24,343	$25,421	$24,660
Company share of funds from operations from unconsolidated joint ventures	$38,923	$31,469	$37,612	$33,447	$36,473
Lease termination fees (included in revenue) (1)	$1,907	$1,060	$474	$14,859	$1,179
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment (3)	$10,112	$9,893	$9,848	$9,470	$9,430
Capitalized interest	$8,087	$11,637	$12,982	$12,087	$12,110
Capitalized wages	$2,524	$2,929	$3,037	$2,923	$2,375
Operating Margins [(rental revenue - rental expense)/rental revenue] (4)	67.3%	66.9%	65.9%	68.2%	67.6%
Impairment losses on investments in unconsolidated joint ventures (5)	$—	$6,198	$—	$7,357	$—
Net income attributable to Boston Properties, Inc.	$52,714	$53,317	$65,795	$67,152	$44,598
Funds from operations (FFO) attributable to Boston Properties, Inc.	$149,596	$146,056	$158,450	$166,668	$134,847
FFO per share - diluted	$1.07	$1.04	$1.13	$1.32	$1.11
Net income attributable to Boston Properties, Inc. per share - basic	$0.38	$0.38	$0.47	$0.54	$0.37
Net income attributable to Boston Properties, Inc. per share - diluted	$0.38	$0.38	$0.47	$0.53	$0.37
Dividends per common share	$0.50	$0.50	$0.50	$0.50	$0.68
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$55,328	$120,838	$129,195	$141,494	$129,807
Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (7)	2.80	3.08	3.50	3.65	3.46
Interest Coverage Ratio (including capitalized interest) - cash basis (7)	2.54	2.67	2.92	3.09	2.93
FFO Payout Ratio	46.73%	48.08%	44.25%	37.88%	61.26%
FAD Payout Ratio	145.10%	66.29%	61.89%	56.54%	74.76%

	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Capitalization:
Common Stock Price @ Quarter End	$75.44	$67.07	$65.55	$47.70	$35.03
Equity Value @ Quarter End	$12,214,566	$10,836,567	$10,583,834	$7,696,157	$5,046,737
Total Consolidated Debt	$6,674,899	$6,719,771	$6,008,990	$5,957,696	$6,112,800
Total Consolidated Market Capitalization	$18,889,465	$17,556,338	$16,592,824	$13,653,853	$11,159,537
Total Consolidated Debt/Total Consolidated Market Capitalization (8)	35.34%	38.28%	36.21%	43.63%	54.78%
BXP’s Share of Joint Venture Debt	$1,520,976	$1,555,494	$1,555,560	$1,555,344	$1,554,546
Total Combined Debt	$8,195,875	$8,275,265	$7,564,550	$7,513,040	$7,667,346
Total Combined Market Capitalization (9)	$20,410,440	$19,111,832	$18,148,384	$15,209,196	$12,714,083
Total Combined Debt/Total Combined Market Capitalization (9) (10)	40.16%	43.30%	41.68%	49.40%	60.31%

(1)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.

(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

(3)	During the first quarter of 2009, the Company adopted the provisions of Accounting Standards Codification (“ASC”) 470-20 “Debt with Conversion and Other Options,” formerly known as FASB Staff Position (“FSP”) No. APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP No. APB 14-1”) that requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate.

(4)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $9,131, $8,813, $9,641, $8,993 and $9,311 for the three months ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

(5)	Represents the non-cash impairment losses on the Company’s investments in unconsolidated joint ventures in accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18, “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).

(6)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.

(7)	For additional detail, see page 11.

(8)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization Ratio, see page 49.

(9)	For additional detail, see page 12.

(10)	For disclosures related to our definition of Total Combined Debt to Total Combined Market Capitalization Ratio, see page 49.

Boston Properties, Inc.

First Quarter 2010

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
ASSETS
Real estate	$9,823,024	$9,817,388	$9,768,619	$9,687,069	$9,577,375
Development in progress (1)	662,809	563,645	976,758	934,397	916,220
Land held for future development (1)	730,201	718,525	241,617	240,377	239,765
Less accumulated depreciation	(2,103,274)	(2,033,677)	(1,966,780)	(1,901,558)	(1,835,283)

Total real estate	9,112,760	9,065,881	9,020,214	8,960,285	8,898,077
Cash and cash equivalents	1,220,392	1,448,933	782,106	819,245	143,789
Cash held in escrows	20,848	21,867	20,681	22,289	19,420
Marketable securities	7,592	9,946	10,436	11,173	9,408
Tenant and other receivables, net	102,085	93,240	71,845	78,495	69,116
Note receivable (2)	270,000	270,000	270,000	270,000	270,000
Accrued rental income, net	376,942	363,121	353,709	340,123	331,237
Deferred charges, net	291,564	294,395	288,642	283,830	301,889
Prepaid expenses and other assets	50,998	17,684	41,977	22,905	47,664
Investments in unconsolidated joint ventures	798,161	763,636	772,167	772,319	781,336

Total assets	$12,251,342	$12,348,703	$11,631,777	$11,580,664	$10,871,936

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable	$2,637,534	$2,643,301	$2,643,497	$2,603,597	$2,669,705
Unsecured senior notes, net of discount	2,172,525	2,172,389	1,472,740	1,472,617	1,472,495
Unsecured exchangeable senior notes, net of discount (3)	1,864,840	1,904,081	1,892,753	1,881,482	1,870,600
Unsecured line of credit	—	—	—	—	100,000
Accounts payable and accrued expenses	189,633	220,089	229,177	223,909	200,269
Dividends and distributions payable	80,756	80,536	80,463	80,475	97,547
Accrued interest payable	69,166	76,058	49,536	66,463	50,329
Other liabilities	115,755	127,538	131,193	126,560	133,662

Total liabilities	7,130,209	7,223,992	6,499,359	6,455,103	6,594,607

Commitments and contingencies	—	—	—	—	—

Noncontrolling interest (4):
Redeemable preferred units of the Operating Partnership	55,652	55,652	55,652	55,652	55,652

Equity:
Stockholders’ equity attributable to Boston Properties, Inc.:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 139,003,995, 138,880,010, 138,702,374, 138,548,661 and 121,278,522 outstanding, respectively	1,390	1,389	1,387	1,385	1,213
Additional paid-in capital	4,381,075	4,373,679	4,362,874	4,353,410	3,555,274
Earnings in excess of dividends	78,645	95,433	111,463	115,027	117,082
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(21,145)	(21,777)	(22,411)	(23,044)	(23,679)

Total stockholders’ equity attributable to Boston Properties, Inc.	4,437,243	4,446,002	4,450,591	4,444,056	3,647,168
Noncontrolling interests (4):
Common units of the Operating Partnership	622,263	617,386	620,460	620,752	568,849
Property partnerships	5,975	5,671	5,715	5,101	5,660

Total equity	5,065,481	5,069,059	5,076,766	5,069,909	4,221,677

Total liabilities and equity	$12,251,342	$12,348,703	$11,631,777	$11,580,664	$10,871,936

(1)	At March 31, 2010 and December 31, 2009, land held for future development includes land and improvement costs associated with the Company’s 250 West 55th Street project, which was previously included in development in progress. The Company announced in February 2009 that it was suspending construction of the 1,000,000 square foot office project and during the fourth quarter of 2009 the Company completed the construction of foundations and steel/deck to grade to facilitate a restart of construction in the future.

(2)	The note receivable consists of a partner loan from the Company to the unconsolidated joint venture entity that owns the General Motors Building. The unconsolidated entity has a corresponding note payable to the Company, see page 17.

(3)	During the first quarter 2009, the Company adopted ASC 470-20 (formerly known as FSP No. APB 14-1), which requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate. For additional detail, see page 12.

(4)	Effective January 1, 2009, the Company adopted a new accounting standard included in ASC 810 “Consolidation” (“ASC 810”) (formerly known as Statement of Financial Accounting Standard No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an Amendment of ARB No. 51” (“SFAS No. 160”)) and ASC 480-10-S99 “Distinguishing Liabilities from Equity” (formerly known as EITF Topic No. D-98 “Classification and Measurement of Redeemable Securities” (Amended)), under which noncontrolling interests of the Company (previously known as “minority interests”) are reclassified either as a component of equity or in the mezzanine section of the balance sheet as temporary equity depending on the terms of such noncontrolling interests. Under ASC 810 (formerly known as SFAS No. 160), net income encompasses the total income of all consolidated subsidiaries and there is a separate disclosure of the attribution of that income between controlling and noncontrolling interests. The implementation of this standard had no effect on the Company’s results of operations.

Boston Properties, Inc.

First Quarter 2010

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Revenue:
Rental
Base Rent	$302,383	$295,448	$291,602	$304,864	$293,517
Recoveries from tenants	45,544	46,769	51,901	49,821	52,408
Parking and other	15,297	15,357	15,883	18,416	16,941

Total rental revenue	363,224	357,574	359,386	373,101	362,866
Hotel revenue	5,903	10,277	6,650	7,396	6,062
Development and management services	8,944	8,277	9,754	8,551	8,296
Interest and other	1,710	1,784	1,513	442	320

Total revenue	379,781	377,912	377,303	389,490	377,544

Expenses:
Operating	69,062	69,280	70,261	70,918	70,082
Real estate taxes	55,923	54,908	58,759	53,812	53,779
Hotel operating	5,268	7,717	5,418	5,359	5,472
General and administrative (1) (2)	26,822	19,506	19,989	18,532	17,420
Interest (3) (4)	92,029	88,180	77,090	78,633	78,930
Depreciation and amortization	83,075	79,125	78,181	87,005	77,370
Loss (gain) from suspension of development (5)	(7,200)	—	—	—	27,766
Losses from early extinguishments of debt	2,170	—	16	494	—
Losses (gains) from investments in securities (1)	(200)	(510)	(1,317)	(1,194)	587

Total expenses	326,949	318,206	308,397	313,559	331,406

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income attributable to noncontrolling interests	52,832	59,706	68,906	75,931	46,138
Income (loss) from unconsolidated joint ventures (6)	7,910	962	6,350	(351)	5,097
Gains on sales of real estate	1,765	2,078	2,394	4,493	2,795

Net income	62,507	62,746	77,650	80,073	54,030
Net income attributable to noncontrolling interests (7):
Noncontrolling interests in property partnerships	(804)	(463)	(1,114)	(691)	(510)
Noncontrolling interest - common units of the Operating Partnership (8)	(7,870)	(7,841)	(9,662)	(10,629)	(7,531)
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership (8)	(227)	(265)	(307)	(629)	(401)
Noncontrolling interest - redeemable preferred units of the Operating Partnership	(892)	(860)	(772)	(972)	(990)

Net income attributable to Boston Properties, Inc.	$52,714	$53,317	$65,795	$67,152	$44,598

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income attributable to Boston Properties, Inc. per share - basic	$0.38	$0.38	$0.47	$0.54	$0.37

Net income attributable to Boston Properties, Inc. per share - diluted	$0.38	$0.38	$0.47	$0.53	$0.37

(1)	Losses (gains) from investments in securities includes $(200), $(486), $(1,285), $(1,036) and $620, and general and administrative expense includes $288, $444, $1,263, $1,126 and $(392) for the three months ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively, related to the Company’s deferred compensation plan.

(2)	For the three months ended March 31, 2010, general and administrative expense includes an aggregate of approximately $5.8 million of remaining stock-based compensation granted between 2006 and 2009 to Edward H. Linde, our former Chief Executive Officer, which expense was accelerated as a result of his passing on January 10, 2010.

(3)	Interest expense is reported net of capitalized interest of $8,087, $11,637, $12,982, $12,087 and $12,110 for the three months ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

(4)	Includes additional non-cash interest expense related to the adoption of ASC 470-20 (formerly known as FSP No. APB 14-1). For additional detail, see page 12.

(5)	On February 6, 2009, the Company announced that it was suspending construction on its 1,000,000 square foot office building at 250 West 55th Street in New York City. During the first quarter of 2009, the Company recognized costs aggregating approximately $27.8 million related to the suspension of development, which amount included a $20.0 million contractual amount due pursuant to a lease agreement. During December 2009, the Company completed the construction of foundations and steel/deck to grade to facilitate a restart of construction in the future and as a result ceased interest capitalization on the project. On January 19, 2010, the Company paid $12.8 million related to the termination of the lease agreement. As a result, the Company recognized approximately $7.2 million of income during the first quarter of 2010.

(6)	Includes non-cash impairment losses aggregating approximately $6.2 million and $7.4 million for the three months ended December 31, 2009 and June 30, 2009 , respectively, in accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18 “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).

(7)	Effective January 1, 2009, the Company adopted a new accounting standard included in ASC 810 “Consolidation” (“ASC 810”) (formerly known as Statement of Financial Accounting Standard No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an Amendment of ARB No. 51” (“SFAS No. 160”)) and ASC 480-10-S99 “Distinguishing Liabilities from Equity” (formerly known as EITF Topic No. D-98 “Classification and Measurement of Redeemable Securities” (Amended)), under which noncontrolling interests of the Company (previously known as “minority interests”) are reclassified either as a component of equity or in the mezzanine section of the balance sheet as temporary equity depending on the terms of such noncontrolling interests. Under ASC 810 (formerly known as SFAS No. 160), net income encompasses the total income of all consolidated subsidiaries and there is a separate disclosure of the attribution of that income between controlling and noncontrolling interests. The implementation of this standard had no effect on the Company’s results of operations.

(8)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 12.88%, 12.77%, 12.81%, 13.99% and 14.34% of income before net income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

Boston Properties, Inc.

First Quarter 2010

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Net income attributable to Boston Properties, Inc.	$52,714	$53,317	$65,795	$67,152	$44,598
Add:
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	227	265	307	629	401
Noncontrolling interest - common units of the Operating Partnership	7,870	7,841	9,662	10,629	7,531
Noncontrolling interest - redeemable preferred units of the Operating Partnership	892	860	772	972	990
Noncontrolling interests in property partnerships	804	463	1,114	691	510
Less:
Income (loss) from unconsolidated joint ventures	7,910	962	6,350	(351)	5,097
Gains on sales of real estate	1,765	2,078	2,394	4,493	2,795

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income attributable to noncontrolling interests	52,832	59,706	68,906	75,931	46,138
Add:
Real estate depreciation and amortization (1)	113,618	109,153	108,975	120,359	108,231
Income (loss) from unconsolidated joint ventures (2)	7,910	962	6,350	(351)	5,097
Less:
Noncontrolling interests in property partnerships’ share of funds from operations	1,755	1,523	1,731	1,199	1,060
Noncontrolling interest - redeemable preferred units of the Operating Partnership	892	860	772	972	990

Funds from operations (FFO) attributable to the Operating Partnership	171,713	167,438	181,728	193,768	157,416
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	22,117	21,382	23,278	27,100	22,569

FFO attributable to Boston Properties, Inc. (3)	$149,596	$146,056	$158,450	$166,668	$134,847

FFO per share - basic (2)	$1.08	$1.05	$1.14	$1.33	$1.11

Weighted average shares outstanding - basic	138,931	138,761	138,641	125,267	121,256

FFO per share - diluted (2)	$1.07	$1.04	$1.13	$1.32	$1.11

Weighted average shares outstanding - diluted	141,058	140,920	140,686	127,081	122,929

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $83,075, $79,125, $78,181, $87,005 and $77,370, our share of unconsolidated joint venture real estate depreciation and amortization of $31,013, $30,507, $31,262, $33,798 and $31,376, less corporate related depreciation of $470, $479, $468, $444 and $515 for the three months ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

(2)	Includes non-cash impairment losses aggregating approximately $6.2 million, or $0.04 per share diluted, and $7.4 million, or $0.05 per share diluted, for the three months ended December 31, 2009 and June 30, 2009, respectively, in accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18 “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).

(3)	Based on weighted average shares for the quarter. Company’s share for the quarter ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009 was 87.12%, 87.23%, 87.19%, 86.01% and 85.66%, respectively.

Boston Properties, Inc.

First Quarter 2010

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	March 31, 2010		December 31, 2009		September 30, 2009		June 30, 2009		March 31, 2009
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)
Basic FFO	$171,713	159,472	$167,438	159,076	$181,728	159,009	$193,768	145,635	$157,416	141,550
Effect of Dilutive Securities
Convertible Preferred Units	892	1,461	860	1,461	772	1,461	972	1,461	990	1,461
Stock based compensation	—	666	—	698	—	584	—	353	—	212

Diluted FFO	$172,605	161,599	$168,298	161,235	$182,500	161,054	$194,740	147,449	$158,406	143,223
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted funds from operations
	21,940	20,541	21,204	20,315	23,080	20,368	26,901	20,368	22,446	20,294

Company’s share of diluted FFO (1)	$150,665	141,058	$147,094	140,920	$159,420	140,686	$167,839	127,081	$135,960	122,929

FFO per share - basic	$1.08		$1.05		$1.14		$1.33		$1.11

FFO per share - diluted	$1.07		$1.04		$1.13		$1.32		$1.11

(1)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009 was 87.29%, 87.40%, 87.35%, 86.19% and 85.83%, respectively.

Boston Properties, Inc.

First Quarter 2010

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Basic FFO (see page 9)	$171,713	$167,438	$181,728	$193,768	$157,416
2nd generation tenant improvements and leasing commissions	(90,072)	(28,886)	(26,638)	(34,102)	(25,929)
Straight-line rent (1)	(29,068)	(13,279)	(16,224)	(12,966)	(16,081)
Recurring capital expenditures	(1,044)	(8,854)	(4,443)	(5,702)	(8,814)
Fair value interest adjustment (1)	1,795	1,755	1,723	1,562	1,490
ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment	10,112	9,893	9,848	9,470	9,430
Fair value lease revenue (1) (2)	(23,319)	(23,705)	(24,343)	(25,421)	(24,660)
Hotel improvements, equipment upgrades and replacements	(307)	(198)	(376)	(279)	(662)
Non real estate depreciation	470	479	468	444	515
Stock-based compensation	14,011	6,500	6,483	6,559	7,094
Impairment losses on investments in unconsolidated joint ventures (3)	—	6,198	—	7,357	—
Loss (gain) from suspension of development	(7,200)	—	—	—	27,766
Losses from early extinguishments of debt	2,170	—	—	—	—
Non-cash termination income (including fair value lease amounts)	(585)	—	—	(5,153)	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	6,652	3,497	969	5,957	2,242

Funds available for distribution to common shareholders and common unitholders (FAD)	$55,328	$120,838	$129,195	$141,494	$129,807

Interest Coverage Ratios
(in thousands, except for ratio amounts)

	Three Months Ended
	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Excluding Capitalized Interest
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income attributable to noncontrolling interests	$52,832	$59,706	$68,906	$75,931	$46,138
Interest expense	92,029	88,180	77,090	78,633	78,930
Depreciation and amortization expense	83,075	79,125	78,181	87,005	77,370
Depreciation from joint ventures	31,013	30,507	31,262	33,798	31,376
Income (loss) from unconsolidated joint ventures	7,910	962	6,350	(351)	5,097
Impairment losses on investments in unconsolidated joint ventures (3)	—	6,198	—	7,357	—
Loss (gain) from suspension of development	(7,200)	—	—	—	27,766
Losses from early extinguishments of debt	2,170	—	—	—	—
Non-cash termination income (including fair value lease amounts)	(585)	—	—	(5,153)	—
Stock-based compensation	14,011	6,500	6,483	6,559	7,094
Straight-line rent (1)	(29,068)	(13,279)	(16,224)	(12,966)	(16,081)
Fair value lease revenue (1) (2)	(23,319)	(23,705)	(24,343)	(25,421)	(24,660)

Subtotal	222,868	234,194	227,705	245,392	233,030

Adjusted interest expense (4) (5)	79,677	76,033	65,120	67,269	67,374
Interest Coverage Ratio	2.80	3.08	3.50	3.65	3.46

Including Capitalized Interest
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and net income attributable to noncontrolling interests	$52,832	$59,706	$68,906	$75,931	$46,138
Interest expense	92,029	88,180	77,090	78,633	78,930
Depreciation and amortization expense	83,075	79,125	78,181	87,005	77,370
Depreciation from joint ventures	31,013	30,507	31,262	33,798	31,376
Income (loss) from unconsolidated joint ventures	7,910	962	6,350	(351)	5,097
Impairment losses on investments in unconsolidated joint ventures (3)	—	6,198	—	7,357	—
Loss (gain) from suspension of development	(7,200)	—	—	—	27,766
Losses from early extinguishments of debt	2,170	—	—	—	—
Non-cash termination income (including fair value lease amounts)	(585)	—	—	(5,153)	—
Stock-based compensation	14,011	6,500	6,483	6,559	7,094
Straight-line rent (1)	(29,068)	(13,279)	(16,224)	(12,966)	(16,081)
Fair value lease revenue (1) (2)	(23,319)	(23,705)	(24,343)	(25,421)	(24,660)

Subtotal	222,868	234,194	227,705	245,392	233,030
Divided by:

Adjusted interest expense (4) (5) (6)	87,764	87,670	78,102	79,356	79,484
Interest Coverage Ratio	2.54	2.67	2.92	3.09	2.93

(1)	Includes the Company’s share of unconsolidated joint venture amounts.

(2)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.

(3)	Represents the non-cash impairment losses on the Company’s investments in unconsolidated joint ventures in accordance with guidance included in ASC 323 “Investments-Equity Method and Joint Ventures” (formerly known as APB No. 18, “The Equity Method of Accounting for Investments in Common Stock”) and ASC 360 “Property, Plant and Equipment” (formerly known as SFAS No. 144 “Accounting for the Impairment or Disposal of Long Lived Assets”).

(4)	Excludes the impact of the ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment of $10,112, $9,893, $9,848, $9,470 and $9,430 for the three months ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

(5)	Excludes amortization of financing costs of $2,240, $2,254, $2,122, $1,894 and $2,126 for the three months ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

(6)	Includes capitalized interest of $8,087, $11,637, $12,982, $12,087 and $12,110 for the three months ended March 31, 2010, December 31, 2009, September 30, 2009, June 30, 2009 and March 31, 2009, respectively.

Boston Properties, Inc.

First Quarter 2010

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal March 31, 2010
Mortgage Notes Payable	$2,629,436
Unsecured Line of Credit	—
Unsecured Senior Notes, at face value	2,175,000
Unsecured Exchangeable Senior Notes, at face value	2,006,461

Total Debt	6,810,897
Fair Value Adjustment on Mortgage Notes Payable	8,098
Discount on Unsecured Senior Notes	(2,475)
Discount on Unsecured Exchangeable Senior Notes	(13,504)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment (1)	(128,117)

Total Consolidated Debt	$6,674,899

Boston Properties Limited Partnership Unsecured Senior Notes
	10/9/2009	5/22/2003	3/18/2003	1/17/2003	12/13/2002	Total/Average
Settlement Date
Principal Amount	$700,000	$250,000	$300,000	$175,000	$750,000	$2,175,000
Yield (on issue date)	5.967%	5.194%	5.693%	6.291%	6.381%	6.01%
Coupon	5.875%	5.000%	5.625%	6.250%	6.250%	5.90%
Public Offering Price	99.931%	99.329%	99.898%	99.763%	99.650%	99.75%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (negative)	A- (negative)	A- (negative)	A- (negative)	A- (negative)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	10/15/2019	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$466	$846	$153	$158	$852	$2,475

Unsecured Senior Notes, net of discount	$699,534	$249,154	$299,847	$174,842	$749,148	$2,172,525

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes
	8/19/2008	2/6/2007	4/6/2006			Total/Average
Settlement Date
Original Principal Amount	$747,500	$862,500	$450,000			$2,060,000
Principal Amount at Quarter End	$747,500	$808,961 (2)	$450,000			$2,006,461
Yield (on issue date)	4.037%	3.462%	3.787%			3.749%
GAAP Yield	6.555%	5.630%	5.958%			6.048%
Coupon	3.625%	2.875%	3.750%
Exchange Rate	8.5051	7.0430	10.0066
Exchange Price	$137.17 (3)	$141.98	$99.93
First Optional Redemption Date	N/A	2/20/2012	5/18/2013
Maturity Date	2/15/2014	2/15/2037	5/15/2036
Discount	$5,421	$8,083	$—			$13,504
ASC 470-20 (FSP APB 14-1) Adjustment (1)	$68,918	$31,056	$28,143			$128,117

Unsecured Senior Exchangeable Notes	$673,161	$769,822	$421,857			$1,864,840

Equity

(in thousands)

	Shares/Units Outstanding as of 03/31/10	Common Stock Equivalents		Equivalent (4)
Common Stock	139,004	139,004	(5)	$10,486,462
Common Operating Partnership Units	21,446	21,446	(6)	1,617,886
Series Two Preferred Operating Partnership Units	1,113	1,461		110,218

Total Equity		161,911		$12,214,566

Total Consolidated Debt				6,674,899

Total Consolidated Market Capitalization				$18,889,465

BXP’s share of Joint Venture Debt				1,520,976	(7)
Total Combined Debt (8)				8,195,875

Total Combined Market Capitalization (9)				$20,410,440

(1)	Represents the remaining debt discount which will be amortized over the period during which the exchangeable senior notes are expected to be outstanding (i.e., through the first optional redemption dates or, in the case of the exchangeable senior notes due 2014, the maturity date) as additional non-cash interest expense.

(2)	During the first quarter of 2010, the Company’s Operating Partnership repurchased approximately $53.6 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $53.0 million. The repurchased notes had an aggregate carrying value of approximately $50.8 million, resulting in the recognition of a loss on extinguishment of approximately $2.2 million. From April 1, 2010 through April 27, 2010, the Company’s Operating Partnership repurchased approximately $99.6 million aggregate principal amount of its 2.875% exchangeable senior notes due 2037 for approximately $99.5 million. These repurchased notes had an aggregate carrying value of approximately $94.8 million, resulting in the recognition of a loss on extinguishment of approximately $4.7 million during the second quarter of 2010.

(3)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share (subject to adjustments), representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million.

(4)	Value based on March 31, 2010 closing price of $75.44 per share of common stock.

(5)	Includes 118 shares of restricted stock.

(6)	Includes 1,640 long-term incentive plan units, but excludes 1,081 unvested outperformance plan units.

(7)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture that owns the General Motors Building by its partners.

(8)	For disclosures relating to our definition of Total Combined Debt, see page 49.

(9)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 49.

Boston Properties, Inc.

First Quarter 2010

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

as of March 31, 2010

(in thousands)

	2010	2011	2012	2013	2014	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$247,715	$97,169	$345	$827	$48,828	$—	$394,884
Unsecured Line of Credit	—	—	—	—	—	—	—

Total Floating Debt	$247,715	$97,169	$345	$827	$48,828	$—	$394,884
Fixed Rate Debt
Mortgage Notes Payable	$94,882	$549,209	$105,059	$100,436	$76,409	$1,308,557	$2,234,552
Fair Value Adjusment	3,005	2,605	1,582	632	137	137	8,098

Mortgage Notes Payable	97,887	551,814	106,641	101,068	76,546	1,308,694	2,242,650

Unsecured Exchangeable Senior Notes, net of discount (2)	—	—	800,878	450,000	742,079	—	1,992,957
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(30,213)	(42,718)	(29,696)	(23,052)	(2,438)	—	(128,117)

Unsecured Exchangeable Senior Notes	(30,213)	(42,718)	771,182	426,948	739,641	—	1,864,840

Unsecured Senior Notes, net of discount	—	—	—	923,990	—	1,248,535	2,172,525

Total Fixed Debt	$67,674	$509,096	$877,823	$1,452,006	$816,187	$2,557,229	$6,280,015

Total Consolidated Debt	$315,389	$606,265	$878,168	$1,452,833	$865,015	$2,557,229	$6,674,899

GAAP Weighted Average Floating Rate Debt	1.65%	1.59%	4.33%	4.33%	4.33%	0.00%	1.97%
GAAP Weighted Average Fixed Rate Debt	7.76%	7.02%	5.64%	6.22%	6.48%	5.87%	6.12%

Total GAAP Weighted Average Rate	3.38%	6.20%	5.64%	6.22%	6.35%	5.87%	5.87%

Total Stated Weighted Average Rate	3.25%	6.34%	3.89%	5.61%	4.03%	5.81%	5.22%

Unsecured Debt

Unsecured Line of Credit - Matures August 3, 2010 (3)

(in thousands)

	Facility	Outstanding @ 03/31/10	Letters of Credit	Remaining Capacity @ 03/31/10
	$1,000,000	$—	$9,459	$990,541
Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	60.49%	4.88%	6.02%	4.3 years
Secured Debt	39.51%	5.74%	5.65%	4.4 years

Total Consolidated Debt	100.00%	5.22%	5.87%	4.4 years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	5.92%	1.75%	1.97%	1.2 years
Fixed Rate Debt	94.08%	5.44%	6.12%	4.6 years

Total Consolidated Debt	100.00%	5.22%	5.87%	4.4 years

(1)	Excludes unconsolidated joint ventures.

(2)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the exchangeable notes due 2014, the year of maturity).

(3)	Subject to certain conditions, the Company may extend the maturity date of the Unsecured Line of Credit to August 3, 2011.

Boston Properties, Inc.

First Quarter 2010

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

as of March 31, 2010

(in thousands)

Property	2010	2011	2012	2013	2014	Thereafter	Total
599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
601 Lexington Avenue (formerly Citigroup Center)	7,199	456,633	—	—	—	—	463,832	(2)
Embarcadero Center Four	—	4,520	4,803	5,105	5,425	355,147	375,000
South of Market	187,957	—	—	—	—	—	187,957	(3)
505 9th Street	1,468	2,057	2,177	2,306	2,441	118,919	129,368
Wisconsin Place Office	—	97,169	—	—	—	—	97,169	(4)
One Freedom Square	1,066	1,521	65,511	—	—	—	68,098	(2)
New Dominion Technology Park, Building Two	—	—	—	—	63,000	—	63,000
Democracy Tower	59,758	—	—	—	—	—	59,758	(5)
202, 206 & 214 Carnegie Center	56,044	—	—	—	—	—	56,044
140 Kendrick Street	746	1,061	1,143	47,889	—	—	50,839	(2)
New Dominion Technology Park, Building One	873	1,846	1,987	2,140	2,304	40,975	50,125
Reservoir Place	—	—	345	827	48,828	—	50,000
1330 Connecticut Avenue	1,040	44,796	—	—	—	—	45,836	(2)
Kingstowne Two and Retail	1,093	1,535	1,630	1,730	1,837	31,227	39,052	(2)
10 & 20 Burlington Mall Rd & 91 Hartwell	805	32,618	—	—	—	—	33,423
Sumner Square	609	865	930	22,896	—	—	25,300
Montvale Center	—	—	25,000	—	—	—	25,000
Eight Cambridge Center	22,696	—	—	—	—	—	22,696
Kingstowne One	439	618	657	17,062	—	—	18,776	(2)
University Place	804	1,139	1,221	1,308	1,402	12,289	18,163
Atlantic Wharf (formerly Russia Wharf)	—	—	—	—	—	—	—	(6)

	342,597	646,378	105,404	101,263	125,237	1,308,557	2,629,436

Aggregate Fair Value Adjustments	3,005	2,605	1,582	632	137	137	8,098

	345,602	648,983	106,986	101,895	125,374	1,308,694	2,637,534

Unsecured Exchangeable Senior Notes, net of discount			800,878	450,000	742,079	—	1,992,957	(7)
ASC 470-20 (formerly known as FSP APB 14-1) Adjustment	(30,213)	(42,718)	(29,696)	(23,052)	(2,438)	—	(128,117)

	(30,213)	(42,718)	771,182	426,948	739,641	—	1,864,840

Unsecured Senior Notes, net of discount	—	—	—	923,990	—	1,248,535	2,172,525
Unsecured Line of Credit	—	—	—	—	—	—	—	(8)

	$315,389	$606,265	$878,168	$1,452,833	$865,015	$2,557,229	$6,674,899

% of Total Consolidated Debt	4.72%	9.08%	13.16%	21.77%	12.96%	38.31%	100.00%
Balloon Payments	$325,699	$625,866	$890,584	$1,460,242	$853,425	$2,505,690	$6,661,506
Scheduled Amortization	$19,903	$23,117	$17,280	$15,643	$14,028	$51,539	$141,510

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.

(2)	This property has a fair value adjustment which is aggregated below.

(3)	Loan matures on November 21, 2010 and has a one-year extension option subject to certain conditions.

(4)	Loan matures on January 29, 2011 and has two, one-year extension options subject to certain conditions.

(5)	Loan matures on December 19, 2010 and has two, one-year extension options subject to certain conditions.

(6)	As of March 31, 2010, the Company has not drawn any amounts under its $215 million construction loan facility. Loan matures on April 21, 2012 and has two, one-year extension options subject to certain conditions.

(7)	For our unsecured exchangeable senior notes, amounts are included in the year in which the first optional redemption date occurs (or, in the case of the unsecured exchangeable senior notes due 2014, the year of maturity).

(8)	Unsecured Line of Credit matures on August 3, 2010 and has a one-year extension option subject to certain conditions.

Boston Properties, Inc.

First Quarter 2010

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of March 31, 2010 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		Senior Notes Issued Prior to October 9, 2009	Senior Notes Issued On or After October 9, 2009
		March 31, 2010
Total Assets:
Capitalized Property Value (1)		$15,395,806	$15,787,410
Cash and Cash Equivalents		1,220,392	1,220,392
Investments in Marketable Securities		7,592	7,592
Undeveloped Land, at Cost		730,201	730,201
Development in Process, at Cost (including Joint Venture %)		677,823	677,823

Total Assets		$18,031,814	$18,423,418

Unencumbered Assets		$10,418,241	$10,642,299

Secured Debt (Fixed and Variable) (2)		$2,629,436	$2,629,436
Joint Venture Debt		1,520,976	1,520,976
Contingent Liabilities & Letters of Credit		12,495	12,495
Unsecured Debt (3)		4,181,461	4,181,461

Total Outstanding Debt		$8,344,368	$8,344,368

Consolidated EBITDA:
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests (per Consolidated Income Statement)		$52,832	$52,832
Add: Interest Expense (per Consolidated Income Statement)		92,029	92,029
Add: Depreciation and Amortization (per Consolidated Income Statement)		83,075	83,075
Add: Loss (Gain) from Suspension of Development (per Consolidated Income Statement)		(7,200)	(7,200)
Add: Losses from Early Extinguishments of Debt (per Consolidated Income Statement)		2,170	2,170
Add: Losses (Gains) from Investments in Securities (per Consolidated Income Statement)		(200)	(200)

EBITDA		222,706	222,706
Add: Company share of unconsolidated joint venture EBITDA		61,994	61,994

Consolidated EBITDA		$284,700	$284,700

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$92,029	$92,029
Add: Company share of unconsolidated joint venture interest expense		24,577	24,577
Less: Amortization of financing costs		(2,240)	(2,240)
Less: Interest expense funded by construction loan draws		—	—

Adjusted Interest Expense		$114,366	$114,366

Covenant Ratios and Related Data	Test	Actual	Actual
Total Outstanding Debt/Total Assets	Less than 60%	46.3%	45.3%
Secured Debt/Total Assets	Less than 50%	23.0%	22.5%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.49	2.49
Unencumbered Assets/ Unsecured Debt	Greater than 150%	249.2%	254.5%

Unencumbered Consolidated EBITDA		$159,954	$159,954

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		2.62	2.62

% of Unencumbered Consolidated EBITDA to Consolidated EBITDA		56.2%	56.2%

# of unencumbered properties		100	100

(1)	For senior notes issued prior to October 9, 2009, Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized Property Value for the 5.875% senior notes due 2019 that were issued on October 9, 2009 and the 5.625% senior notes due 2020 that were issued on April 19, 2010 will be determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book values value as determined under GAAP.

(2)	Excludes fair value adjustment of $8,098.

(3)	Excludes debt discount of $15,979 and ASC 470-20 (formerly known as FSP APB 14-1) adjustment of $128,117.

Boston Properties, Inc.

First Quarter 2010

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2010	2011	2012	2013	2014	Thereafter	Total
General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1)(2)
125 West 55th Street (60%)	990	1,562	1,659	1,763	1,874	116,352	124,200
Two Grand Central Tower (60%)	114,000	—	—	—	—	—	114,000	(2)(7)
540 Madison Avenue (60%)	180	240	240	70,920	—	—	71,580	(3)
Metropolitan Square (51%)	63,134	—	—	—	—	—	63,134	(8)
Market Square North (50%)	41,218	—	—	—	—	—	41,218
901 New York Avenue (25%)	505	705	742	782	823	37,590	41,147
Annapolis Junction (50%)	21,349	—	—	—	—	—	21,349	(4)
Eighth Avenue and 46th Street (50%)	11,800	—	—	—	—	—	11,800	(5)
Wisconsin Place Retail (5%)	—	3,117	—	—	—	—	3,117	(6)

	253,176	5,624	2,641	73,465	2,697	1,117,542	1,455,145

Aggregate Fair Value Adjustments	5,055	6,620	7,102	7,186	7,087	22,316	55,366

	$258,231	$12,244	$9,743	$80,651	$9,784	$1,139,858	$1,510,511

GAAP Weighted Average Rate	6.35%	3.64%	5.95%	6.41%	5.91%	6.55%	6.50%
% of Total Debt	17.10%	0.81%	0.65%	5.34%	0.65%	75.46%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	2.49%	1.80%	1.93%	0.4 years
Fixed Rate Debt	97.51%	6.00%	6.61%	5.9 years

Total Debt	100.00%	5.90%	6.50%	5.7 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.

(1)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.

(2)	This property has a fair value adjustment which is aggregated below. Although these mortgages require interest only payments with a balloon payment at maturity, the fair value adjustment is amortized over the term of the loan.

(3)	This property has a fair value adjustment which is aggregated below.

(4)	Debt has two, one-year extension options subject to certain conditions.

(5)	Loan has matured and the venture is negotiating an extension agreement with the lender.

(6)	Loan has a, one-year extension option subject to certain conditions.

(7)	On April 9, 2010, Two Grand Central Tower’s mortgage loan was refinanced with a new mortgage loan totaling $180,000, bearing interest at a fixed rate of 6.00% per annum and maturing on April 10, 2015.

(8)	On April 16, 2010, Metropolitan Square’s mortgage loan was refinanced with a new mortgage loan totaling $175,000, bearing interest at a fixed rate of 5.75% per annum and maturing on May 5, 2020.

Boston Properties, Inc.

First Quarter 2010

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of March 31, 2010

	General Motors Building		125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (2)	Subtotal	Value- Added Fund (3)(4)	Total Unconsolidated Joint Ventures
Investment (5)	$684,096	(6)	$113,644	$81,686	$70,286	$7,075	$40,111	$(1,193)	$55,040	$8,011	$(2,243)	$1,056,513	$11,648	$1,068,161
Note Receivable (6)	270,000		—	—	—	—	—	—	—	—	—	270,000	—	270,000

Net Equity	$414,096		$113,644	$81,686	$70,286	$7,075	$40,111	$(1,193)	$55,040	$8,011	$(2,243)	$786,513	$11,648	$798,161

Mortgage/Construction loans payable (5) (7)	$963,600		$124,200	$114,000	$71,580	$41,218	$63,134	$41,147	$3,117	$21,349	$11,800	$1,455,145	$65,831	$1,520,976

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	23.89%	50.00%	50.00%		36.92%

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2010

	General Motors Building	125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)	Annapolis Junction (2)	Eighth Avenue and 46th Street (2)	Subtotal	Value- Added Fund (3)		Total Unconsolidated Joint Ventures
REVENUE
Rental	$49,173	$9,975	$9,066	$6,842	$5,661	$7,619	$8,222		$818	$2,533	$—	$99,909	$4,583		$104,492
Straight-line rent	5,992	1,325	399	85	(297)	605	32		—	8	—	8,149	98		8,247
Fair value lease revenue	33,645	622	1,747	457	—	—	—		—	—	—	36,471	296		36,767
Termination Income	787		80	586	—	—	3		—	—	—	1,456	—		1,456

Total revenue	89,597	11,922	11,292	7,970	5,364	8,224	8,257		818	2,541	—	145,985	4,977		150,962

EXPENSES
Operating	19,127	3,372	4,194	2,819	2,339	2,997	3,153		613	1,150	55	39,819	1,885		41,704

NET OPERATING INCOME	70,470	8,550	7,098	5,151	3,025	5,227	5,104		205	1,391	(55)	106,166	3,092		109,258
Interest	25,696	4,290	2,862	1,871	1,601	2,551	2,164		—	175	148	41,358	2,681		44,039
Interest other - partner loans	14,297	—	—	—	—	—	—		—	—	—	14,297	—		14,297
Depreciation and amortization	37,089	4,092	4,582	2,615	1,095	1,832	1,492		1,367	597	—	54,761	2,063		56,824

SUBTOTAL	77,082	8,382	7,444	4,486	2,696	4,383	3,656		1,367	772	148	110,416	4,744		115,160
Gains on sale of real estate	—	—	—	—	—	—	—		—	—	—	—	—		—
Impairment loss	—	—	—	—	—	—	—		—	—	—	—	—		—
Losses from early extinguishment of debt	—	—	—	—	—	—	—		—	—	—	—	—		—

NET INCOME/(LOSS)	$(6,612)	$168	$(346)	$665	$329	$844	$1,448		$(1,162)	$619	$(203)	$(4,250)	$(1,652)		$(5,902)

BXP’s share of net income/(loss)	$(3,966)	$102	$(208)	$400	$164	$430	$812	(9)	$(389)	$310	$(102)	$(2,447)	$(514	)(4)	$(2,961)
Basis differential (8)	—	472	1,199	466	—	—	—		—	—	—	2,137	156	(4)	2,292
Impairment loss on investment	—	—	—	—	—	—	—		—	—	—	—	—		—
Elimination of inter-entity interest on partner loan	8,578	—	—	—	—	—	—		—	—	—	8,578	—		8,578

Income/(loss) from unconsolidated joint ventures	$4,612	$573	$991	$866	$164	$430	$812		$(389)	$310	$(102)	$8,268	$(358	)(4)	$7,910
BXP’s share of depreciation & amortization	22,253	2,066	1,983	1,269	547	934	554		457	299	—	30,362	651	(4)	31,013

BXP’s share of Funds from Operations (FFO)	$26,865	$2,639	$2,974	$2,135	$711	$1,364	$1,366		$68	$609	$(102)	$38,630	$293	(4)	$38,923

BXP’s share of net operating income/(loss)	$42,282	$5,212	$4,691	$3,257	$1,513	$2,666	$1,276		$68	$696	$(28)	$61,632	$1,234	(4)	$62,866

(1)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that owns the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company. The Company’s 5% ownership interest in the retail component of the project is not included in the Company’s property listing (approximately 5,900 square feet represents our share).

(2)	Property is currently not in service (i.e., under construction or undeveloped land). Two of three land parcels of Annapolis Junction are undeveloped land.

(3)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

(4)	Represents the Company’s 25% interest in 300 Billerica Road and Circle Star, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.

(5)	Represents the Company’s share.

(6)	Includes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.

(7)	Excludes fair value adjustments.

(8)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures.

(9)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

First Quarter 2010

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties currently owned by the Value-Added Fund (i.e., Circle Star and 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF (1)	Mortgage Notes Payable (2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$9.10	$1,875	(3)
Circle Star, San Carlos, CA	2	206,945	—	—	10,500	(4)
Mountain View Research Park, Mountain View, CA	16	600,449	76.3%	30.98	43,843	(5)
Mountain View Technology Park, Mountain View, CA	7	135,279	57.6%	26.50	9,612	(6)

Total	26	1,053,555	61.4%	$26.69	$65,831

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2010

Value-Added Fund
REVENUE
Rental	$4,583
Straight-line rent	98
Fair value lease revenue	296

Total revenue	4,977

EXPENSES
Operating	1,885

SUBTOTAL	3,092
Interest	2,681
Depreciation and amortization	2,063

SUBTOTAL	4,744
Gains on sale of real estate	—
Impairment loss	—
Loss from early extinguishment of debt	—

NET INCOME	$(1,652)

BXP’s share of net income	$(514)
Basis differential	156
Impairment loss on investment	—

Loss from Value-Added Fund	$(358)
BXP’s share of depreciation & amortization	651

BXP’s share of Funds from Operations (FFO)	$293

The Company’s Equity in the Value-Added Fund	$11,648

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Represents the Company’s share.

(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.

(4)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.

(5)	The mortgage bears interest at a variable rate of LIBOR plus 1.75% and matures on May 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into three (3) interest rate swap contracts to fix the one-month LIBOR index rate at 3.63% per annum on an aggregate notional amount of $103 million. The swap contracts went into effect on June 2, 2008 and expire on April 1, 2011.

(6)	The mortgage bears interest at a variable rate of LIBOR plus 1.50% and matures on March 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.085% per annum on a notional amount of $24 million. The swap contract went into effect on June 12, 2008 and expires on March 31, 2011.

Boston Properties, Inc.

First Quarter 2010

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended March 31, 2010 (1) (2) (3)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	8,178,007		18.3%	834,062	1.8%	9,012,069		25.5%	0.2%	20.3%
Greater Washington	9,186,884	(5)	21.9%	756,325	1.0%	9,943,209	(5)	28.2%	—	22.9%
Greater San Francisco	4,979,375		11.4%	—	—	4,979,375		14.1%	—	11.4%
Midtown Manhattan	8,931,259	(6)	42.5%	—	—	8,931,259	(6)	25.3%	—	42.5%
Princeton/East Brunswick, NJ	2,451,558		2.9%	—	—	2,451,558		6.9%	—	2.9%

	33,727,083		97.0%	1,590,387	2.8%	35,317,470		100.0%	0.2%	100.0%

% of Total	95.5%			4.5%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)				Hotel Properties
Geographic Area	CBD	Suburban	Total	Hotel Properties	Number of Rooms	Square Feet
				Cambridge Center Marriott, Cambridge, MA	433	330,400

Greater Boston	14.9%	5.4%	20.3%	Total Hotel Properties	433	330,400

Greater Washington	9.1%	13.8%	22.9%
Greater San Francisco	9.2%	2.2%	11.4%
Midtown Manhattan	42.5%	—	42.5%	Structured Parking
Princeton/East Brunswick, NJ	—	2.9%	2.9%		Number of Spaces	Square Feet

Total	75.7%	24.3%	100.0%	Total Structured Parking	38,017	12,789,161

(1)	For disclosures relating to our definition of In-Service Properties, see page 50.

(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI see page 50.

(3)	Includes approximately 1,700,000 square feet of retail space.

(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.

(5)	Includes 586,782 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties, 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties, 321,943 square feet at 505 9th Street, N.W. which is 50% owned by Boston Properties, 117,599 square feet at Annapolis Junction which is 50% owned by Boston Properties and 299,136 square feet at Wisconsin Place which is 66.67% owned by Boston Properties.

(6)	Includes 1,801,939 square feet at the General Motors Building, 581,437 square feet at 125 West 55th Street, 637,644 square feet at Two Grand Central Tower and 288,340 square feet at 540 Madison Avenue, each of which is 60% owned by Boston Properties.

Boston Properties, Inc.

First Quarter 2010

In-Service Property Listing

as of March 31, 2010

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,224,664	90.9%	$47.68	N	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,641	99.6%	58.37	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	99.4%	41.05	N	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	510,029	99.0%	66.05	N	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	49.44	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,385	52.0%	43.56	N	CBD
	Three Cambridge Center	East Cambridge MA	1	108,152	43.0%	21.91	N	CBD
	Four Cambridge Center	East Cambridge MA	1	198,723	98.3%	45.06	N	CBD
	Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	45.07	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	40.75	Y	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	40.02	N	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	48.44	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	39.52	Y	CBD
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,386	94.5%	31.92	Y	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	29.15	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	31.54	Y	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	299,944	92.5%	35.57	N	S
	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.77	N	S
(2)(3)	Waltham Office Center	Route 128 Mass Turnpike MA	1	67,005	44.2%	13.05	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	37.61	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	253,890	32.5%	31.11	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	78.6%	36.57	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,081	88.8%	24.82	Y	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	100.0%	27.32	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	25.69	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	47.0%	28.33	Y	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	35.12	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	34.39	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	31.92	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,359	81.6%	27.17	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.45	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	36.95	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	32.90	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	121,216	70.5%	20.86	N	S
	Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	23.98	N	S

			40	8,178,007	90.7%	$41.82

Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$82.67	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.72	N	CBD
(2)	103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	24.29	N	S
	Bedford Business Park	Route 128 Northwest MA	2	379,056	69.3%	19.02	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

			7	834,062	75.3%	$43.19

		Total Greater Boston:	47	9,012,069	89.2%	$41.92

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Property held for redevelopment.

(3)	The Company reclassified two buildings in Waltham Office Center to land held for future development. These two buildings total approximately 62,000 square feet, are currently planned for redevelopment and are no longer held available for lease.

Boston Properties, Inc.

First Quarter 2010

In-Service Property Listing (continued)

as of March 31, 2010

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	621,009	100.0%	$47.74	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.74	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	586,782	99.5%	51.57	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,357	100.0%	46.14	N	CBD
	Market Square North (50% ownership)	East End Washington DC	1	401,279	90.9%	56.70	Y	CBD
	505 9th Street, N.W. (50% ownership)	CBD Washington DC	1	321,943	96.0%	62.46	Y	CBD
	901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	60.05	Y	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	47.83	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	56.08	Y	CBD
(2)	635 Massachusetts Avenue	CBD Washington DC	1	211,000	100.0%	28.31	N	CBD
	Sumner Square	CBD Washington DC	1	208,665	96.8%	44.60	Y	CBD
	Annapolis Junction (50% ownership)	Arundel County, MD	1	117,599	58.1%	140.27	Y	S
	Montvale Center	Montgomery County MD	1	123,317	80.2%	26.51	Y	S
(3)	One Preserve Parkway	Montgomery County MD	1	183,460	73.7%	35.92	N	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,917	88.7%	39.42	N	S
(3)	Wisconsin Place (66.67% ownership)	Montgomery County MD	1	299,136	91.1%	46.20	Y	S
(3)	Democracy Tower	Fairfax County VA	1	235,436	100.0%	45.16	Y	S
	Kingstowne One	Fairfax County VA	1	150,838	100.0%	36.54	Y	S
	Kingstowne Two	Fairfax County VA	1	156,251	98.2%	37.82	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	100.0%	30.75	Y	S
	One Freedom Square	Fairfax County VA	1	420,537	94.3%	41.57	Y	S
	Two Freedom Square	Fairfax County VA	1	421,253	99.4%	45.20	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	31.66	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	93.3%	32.53	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	44.57	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	33.05	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.41	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	35.15	N	S
	South of Market	Fairfax County VA	3	648,270	92.3%	44.85	Y	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	38.25	N	S
	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	35.81	N	S
	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	46.36	N	S

			36	9,186,884	96.5%	$45.62

Office/Technical
(2)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$11.13	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	21.15	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	23.79	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	20.14	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.35	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	19.59	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.07	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.26	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.38	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.35	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	19.10	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	27.52	N	S

			12	756,325	100.0%	$19.07

		Total Greater Washington (4):	48	9,943,209	96.8%	$43.53

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Property held for redevelopment.

(3)	Not included in Same Property analysis.

(4)	The Company reclassified 6605 Springfield Center Drive to land held for future development. The building total approximately 69,000 square feet, is currently planned for redevelopment and is no longer held available for lease.

Boston Properties, Inc.

First Quarter 2010

In-Service Property Listing (continued)

as of March 31, 2010

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,039,158	96.2%	$80.53	Y	CBD
601 Lexington Avenue (formerly Citigroup Center)	Park Avenue NY	1	1,626,890	92.4%	81.78	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,712,223	95.5%	81.13	N	CBD
Times Square Tower	Times Square NY	1	1,243,628	99.7%	70.44	N	CBD
General Motors Building (60% ownership)	Plaza District NY	1	1,801,939	98.2%	107.18	Y	CBD
125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	581,437	100.0%	66.25	Y	CBD
Two Grand Central Tower (60% ownership)	Grand Central District NY	1	637,644	94.5%	55.27	Y	CBD
540 Madison Avenue (60% ownership)	5th/Madison District NY	1	288,340	91.7%	101.97	Y	CBD

	Total Midtown Manhattan:	8	8,931,259	96.2%	$82.82

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$28.92	N	S
104 Carnegie Center	Princeton NJ	1	102,830	97.2%	34.98	N	S
105 Carnegie Center	Princeton NJ	1	69,955	55.3%	28.99	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	30.00	N	S
202 Carnegie Center	Princeton NJ	1	130,582	76.4%	33.17	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	33.85	Y	S
210 Carnegie Center	Princeton NJ	1	162,368	98.3%	36.67	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	32.27	N	S
212 Carnegie Center	Princeton NJ	1	149,354	81.0%	36.25	N	S
214 Carnegie Center	Princeton NJ	1	150,774	77.2%	32.01	Y	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	33.15	N	S
502 Carnegie Center	Princeton NJ	1	118,120	82.1%	34.94	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	30.05	N	S
506 Carnegie Center	Princeton NJ	1	145,213	100.0%	34.17	N	S
508 Carnegie Center	Princeton NJ	1	128,662	57.8%	32.57	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	28.88	N	S
(2) 701 Carnegie Center	Princeton NJ	1	120,000	100.0%	36.32	N	S

		16	2,037,881	89.9%	$32.95

One Tower Center	East Brunswick NJ	1	413,677	40.8%	$32.86	N	S

		1	413,677	40.8%	$32.86

	Total Princeton/East Brunswick, NJ:	17	2,451,558	81.6%	$32.94

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,723	87.0%	$47.17	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	779,768	96.7%	52.38	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	775,086	84.7%	43.50	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,877	91.3%	63.09	Y	CBD

		4	3,325,454	89.9%	$52.16

611 Gateway	South San Francisco CA	1	256,302	100.0%	$34.06	N	S
601 and 651 Gateway	South San Francisco CA	2	506,224	92.8%	32.74	N	S
303 Almaden	San Jose CA	1	156,859	94.1%	35.48	N	CBD
(3) North First Business Park	San Jose CA	5	190,636	75.8%	16.15	N	S
3200 Zanker Road	San Jose CA	4	543,900	100.0%	15.13	N	S

		13	1,653,921	94.4%	$25.55

	Total Greater San Francisco:	17	4,979,375	91.4%	$43.00

	Total In-Service Properties (4):	137	35,317,470	92.9%	$52.71

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Not included in Same Property analysis.

(3)	Property held for redevelopment.

(4)	The Total In-Service Properties reflect a reduction in the number of properties related to the Company’s decision to reclassify three in-service properties to land held for future development. These three properties total approximately 131,000 square feet, are currently planned for redevelopment and are no longer held available for lease.

Boston Properties, Inc.

First Quarter 2010

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	US Government	1,831,242	(1)	5.19%
2	Lockheed Martin	1,305,094		3.70%
3	Citibank	1,047,695	(2)	2.97%
4	Kirkland & Ellis	648,566	(3)	1.84%
5	Genentech	621,651		1.76%
6	Ropes & Gray	508,673		1.44%
7	Shearman & Sterling	472,808		1.34%
8	O’Melveny & Myers	460,187		1.30%
9	Weil Gotshal Manges	456,744	(4)	1.29%
10	Parametric Technology	380,987		1.08%
11	Finnegan Henderson Farabow	356,195	(5)	1.01%
12	Ann Taylor	338,942		0.96%
13	Accenture	332,583		0.94%
14	Northrop Grumman	327,677		0.93%
15	Biogen	302,526		0.86%
16	Washington Group International	299,079		0.85%
17	Aramis (Estee Lauder)	295,610	(6)	0.84%
18	Bingham McCutchen	291,415		0.83%
19	Akin Gump Strauss Hauer & Feld	290,132		0.82%
20	Macquarie Holdings	286,288	(7)	0.81%

	Total % of Portfolio Square Feet			30.73%
	Total % of Portfolio Revenue			32.40%

Notable Signed Deals (8)

Tenant	Property	Sq. Ft.
Wellington Management	Atlantic Wharf (formerly Russia Wharf)	454,000
Biogen Idec	Weston Corporate Center	356,367
Hunton & Williams LLP	2200 Pennsylvania Avenue	189,806

(1)	Includes 116,353, 68,276 & 56,351 square feet of space in properties in which Boston Properties has a 60%, 51% and 50% interest, respectively.

(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest, repectively.

(3)	Includes 256,904 square feet of space in a property in which Boston Properties has a 51% interest.

(4)	All space is in a property in which Boston Properties has a 60% interest.

(5)	Includes 258,990 square feet of space in a property in which Boston Properties has a 25% interest.

(6)	All space is in a property in which Boston Properties has a 60% interest.

(7)	Includes 261,387 square feet of space in a property in which Boston Properties has a 60% interest.

(8)	Represents leases signed with occupancy commencing in the future.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

First Quarter 2010

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2010	2,069,601	$82,866,579	$40.04	$88,465,298	$42.75	6.43%
2011	2,743,922	134,120,572	48.88	134,830,911	49.14	8.53%
2012	2,694,057	129,171,846	47.95	131,546,622	48.83	8.38%
2013	1,489,383	62,199,432	41.76	64,088,756	43.03	4.63%
2014	2,964,875	123,575,129	41.68	134,036,500	45.21	9.22%
2015	2,372,813	109,111,114	45.98	128,421,282	54.12	7.38%
2016	2,350,692	116,588,380	49.60	126,982,222	54.02	7.31%
2017	3,073,700	210,556,206	68.50	226,875,762	73.81	9.56%
2018	516,045	39,362,536	76.28	44,444,994	86.13	1.60%
2019	2,960,611	167,228,422	56.48	187,226,265	63.24	9.20%
Thereafter	6,377,330	398,117,295	62.43	485,258,892	76.09	19.83%

Occupancy By Location (3)

	CBD		Suburban		Total
Location	31-Mar-10	31-Mar-09	31-Mar-10	31-Mar-09	31-Mar-10	31-Mar-09

Midtown Manhattan	96.2%	98.0%	n/a	n/a	96.2%	98.0%
Greater Boston	93.6%	96.5%	87.0%	92.3%	90.7%	94.6%
Greater Washington	98.4%	99.9%	95.1%	94.1%	96.5%	96.8%
Greater San Francisco	90.1%	91.4%	94.5%	95.4%	91.4%	92.6%
Princeton/East Brunswick, NJ	n/a	n/a	81.6%	82.4%	81.6%	82.4%

Total Portfolio	95.0%	96.9%	90.2%	91.5%	93.2%	94.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

(3)	Includes approximately 1,700,000 square feet of retail space.

Boston Properties, Inc.

First Quarter 2010

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2010	367,883	$7,329,648	$19.92	$7,329,648	$19.92	23.13%
2011	117,109	1,918,771	16.38	1,940,297	16.57	7.36%
2012	132,820	2,940,656	22.14	2,946,589	22.18	8.35%
2013	7,479	148,517	19.86	154,497	20.66	0.47%
2014	258,020	4,677,988	18.13	4,942,371	19.15	16.22%
2015	23,439	454,593	19.39	512,271	21.86	1.47%
2016	225,532	18,729,287	83.04	19,029,245	84.37	14.18%
2017	—	—	—	—	—	0.00%
2018	—	—	—	—	—	0.00%
2019	—	—	—	—	—	0.00%
Thereafter	237,776	4,860,439	20.44	5,179,327	21.78	14.95%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-10	31-Mar-09	31-Mar-10	31-Mar-09	31-Mar-10	31-Mar-09
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	61.5%	56.8%	75.3%	72.3%
Greater Washington	n/a	n/a	100.0%	91.6%	100.0%	91.6%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	84.0%	77.9%	87.0%	81.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2010

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2010	58,084	$2,747,537	$47.30	$2,853,287	$49.12	3.72%
2011	69,067	5,668,047	82.07	5,744,333	83.17	4.42%
2012	143,825	9,494,929	66.02	9,684,497	67.34	9.21%
2013	72,586	6,006,376	82.75	6,211,836	85.58	4.65%
2014	53,679	4,674,062	87.07	4,981,451	92.80	3.44%
2015	143,322	11,217,744	78.27	13,753,713	95.96	9.18%
2016	149,046	16,822,049	112.86	15,177,524	101.83	9.54%
2017	106,895	6,676,397	62.46	7,140,393	66.80	6.85%
2018	251,526	11,697,006	46.50	12,195,337	48.49	16.11%
2019	55,477	3,602,105	64.93	4,267,963	76.93	3.55%
Thereafter	458,125	26,036,715	56.83	32,791,004	71.58	29.34%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2010

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet

2010	2,495,568	$92,943,764	$37.24	$98,648,233	$39.53	7.1%
2011	2,930,098	141,707,391	48.36	142,515,540	48.64	8.3%
2012	2,970,702	141,607,431	47.67	144,177,708	48.53	8.4%
2013	1,569,448	68,354,324	43.55	70,455,089	44.89	4.4%
2014	3,276,574	132,927,179	40.57	143,960,322	43.94	9.3%
2015	2,539,574	120,783,450	47.56	142,687,265	56.19	7.2%
2016	2,725,270	152,139,716	55.83	161,188,991	59.15	7.7%
2017	3,180,595	217,232,603	68.30	234,016,156	73.58	9.0%
2018	767,571	51,059,542	66.52	56,640,331	73.79	2.2%
2019	3,016,088	170,830,527	56.64	191,494,228	63.49	8.5%
Thereafter	7,073,231	429,014,449	60.65	523,229,223	73.97	20.0%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-10	31-Mar-09	31-Mar-10	31-Mar-09	31-Mar-10	31-Mar-09

Midtown Manhattan	96.2%	98.0%	n/a	n/a	96.2%	98.0%
Greater Boston	94.0%	96.7%	83.8%	87.9%	89.2%	92.5%
Greater Washington	98.4%	99.9%	95.7%	93.8%	96.8%	96.3%
Greater San Francisco	90.1%	91.4%	94.5%	95.4%	91.4%	92.6%
Princeton/East Brunswick, NJ	n/a	n/a	81.6%	82.4%	81.6%	82.4%

Total Portfolio	95.1%	96.9%	89.6%	90.1%	92.9%	94.3%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2010

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston (1) (2)

	OFFICE							OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	517,744	$17,554,060	$33.90		$17,543,944	$33.89		61,528	$1,024,184	$16.65	$1,024,184	$16.65
2011	1,007,436	41,975,501	41.67		41,856,375	41.55		—	—	—	—	—
2012	1,076,476	40,156,709	37.30		40,762,192	37.87		67,362	1,665,183	24.72	1,665,183	24.72
2013	502,245	21,104,618	42.02		22,002,648	43.81		—	—	—	—	—
2014	636,714	26,391,282	41.45		26,778,094	42.06		30,000	457,500	15.25	457,500	15.25
2015	718,975	25,790,117	35.87		28,483,504	39.62		—	—	—	—	—
2016	274,802	8,945,714	32.55		9,923,884	36.11		225,532	18,729,287	83.04	19,029,245	84.37
2017	336,581	15,185,669	45.12		17,563,024	52.18		—	—	—	—	—
2018	4,064	102,359	25.19		116,249	28.60		—	—	—	—	—
2019	621,239	26,345,738	42.41		28,788,322	46.34		—	—	—	—	—
Thereafter	906,500	44,231,747	48.79		55,754,363	61.51		237,776	4,860,439	20.44	5,179,327	21.78

	Retail							Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	8,903	$1,306,527	$146.75	(3)	$1,412,277	$158.63	(3)	588,175	$19,884,770	$33.81	$19,980,404	$33.97
2011	22,343	2,716,778	121.59		2,717,378	121.62		1,029,779	44,692,279	43.40	44,573,753	43.28
2012	60,981	2,290,562	37.56		2,290,562	37.56		1,204,819	44,112,454	36.61	44,717,937	37.12
2013	28,465	3,438,662	120.80		3,507,703	123.23		530,710	24,543,280	46.25	25,510,351	48.07
2014	16,269	1,960,367	120.50		1,987,997	122.20		682,983	28,809,149	42.18	29,223,590	42.79
2015	72,482	4,946,864	68.25		5,153,946	71.11		791,457	30,736,982	38.84	33,637,450	42.50
2016	14,617	1,711,955	117.12		1,785,820	122.17		514,951	29,386,956	57.07	30,738,948	59.69
2017	43,745	2,557,609	58.47		2,718,720	62.15		380,326	17,743,278	46.65	20,281,744	53.33
2018	178,454	7,783,166	43.61		7,840,368	43.93		182,518	7,885,525	43.20	7,956,618	43.59
2019	16,025	1,660,381	103.61		1,992,912	124.36		637,264	28,006,118	43.95	30,781,233	48.30
Thereafter	215,778	8,631,652	40.00		10,303,410	47.75		1,360,054	57,723,837	42.44	71,237,100	52.38

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $45.69 per square foot and $45.69 per square foot in 2010.

Boston Properties, Inc.

First Quarter 2010

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston (1) (2)

	OFFICE							OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—		$—	$—		—	$—	$—	$—	$—
Q2 2010	198,201	5,102,053	25.74		5,102,053	25.74		25,000	136,860	5.47	136,860	5.47
Q3 2010	171,854	6,906,868	40.19		6,906,868	40.19		36,528	887,324	24.29	887,324	24.29
Q4 2010	147,689	5,545,138	37.55		5,535,022	37.48		—	—	—	—	—

Total 2010	517,744	$17,554,060	$33.90		$17,543,944	$33.89		61,528	$1,024,183.56	$16.65	$1,024,183.56	$16.65

Q1 2011	183,363	$6,508,669	$35.50		$6,532,045	$35.62		—	$—	$—	$—	$—
Q2 2011	373,299	11,510,820	30.84		11,537,415	30.91		—	—	—	—	—
Q3 2011	336,929	18,818,347	55.85		18,595,738	55.19		—	—	—	—	—
Q4 2011	113,845	5,137,664	45.13		5,191,176	45.60		—	—	—	—	—

Total 2011	1,007,436	$41,975,501	$41.67		$41,856,375	$41.55		—	$—	$—	$—	$—

	Retail							Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—		$—	$—		—	$—	$—	$—	$—
Q2 2010	8,782	728,430	82.95		745,230	84.86		231,983	5,967,343	25.72	5,984,143	25.80
Q3 2010	7	401,200	57,314.28		460,150	65,735.71		208,389	8,195,392	39.33	8,254,342	39.61
Q4 2010	114	176,897	1,551.73		206,897	1,814.89		147,803	5,722,035	38.71	5,741,919	38.85

Total 2010	8,903	$1,306,527	$146.75	(3)	$1,412,277	$158.63	(3)	588,175	$19,884,770	$33.81	$19,980,404	$33.97

Q1 2011	10,133	$1,433,714.52	$141.49		1,404,915	$138.65		193,496	$7,942,383	$41.05	$7,936,959	$41.02
Q2 2011	1,930	394,629	204.47		397,629	206.03		375,229	11,905,449	31.73	11,935,044	31.81
Q3 2011	—	—	—		—	—		336,929	18,818,347	55.85	18,595,738	55.19
Q4 2011	10,280	888,435	86.42		914,835	88.99		124,125	6,026,099	48.55	6,106,011	49.19

Total 2011	22,343	$2,716,778	$121.59		$2,717,378	$121.62		1,029,779	$44,692,279	$43.40	$44,573,753	$43.28

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $45.69 per square foot and $45.69 per square foot in 2010.

Boston Properties, Inc.

First Quarter 2010

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	714,245	$29,995,389	$42.00	$32,594,952	$45.64	306,355	$6,305,464	$20.58	$6,305,464	$20.58
2011	794,069	35,009,967	44.09	35,512,287	44.72	117,109	1,918,771	16.38	1,940,297	16.57
2012	874,572	37,855,956	43.29	39,001,631	44.60	65,458	1,275,473	19.49	1,281,406	19.58
2013	167,745	8,786,830	52.38	9,164,248	54.63	7,479	148,517	19.86	154,497	20.66
2014	987,904	39,052,179	39.53	46,812,687	47.39	228,020	4,220,488	18.51	4,484,871	19.67
2015	655,892	29,952,153	45.67	33,179,633	50.59	23,439	454,593	19.39	512,271	21.86
2016	373,669	14,884,796	39.83	17,343,053	46.41	—	—	—	—	—
2017	846,192	46,305,484	54.72	50,335,312	59.48	—	—	—	—	—
2018	288,337	14,559,355	50.49	17,507,620	60.72	—	—	—	—	—
2019	1,091,151	51,951,657	47.61	61,745,580	56.59	—	—	—	—	—
Thereafter	1,737,311	82,275,694	47.36	105,239,494	60.58	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	4,719	$243,172	$51.53	$243,172	$51.53	1,025,319	$36,544,025	$35.64	$39,143,587	$38.18
2011	18,533	698,561	37.69	700,970	37.82	929,711	37,627,300	40.47	38,153,553	41.04
2012	11,984	513,102	42.82	524,670	43.78	952,014	39,644,530	41.64	40,807,708	42.86
2013	8,207	413,800	50.42	441,453	53.79	183,431	9,349,147	50.97	9,760,199	53.21
2014	12,053	615,109	51.03	696,220	57.76	1,227,977	43,887,777	35.74	51,993,778	42.34
2015	24,183	1,141,592	47.21	1,214,192	50.21	703,514	31,548,337	44.84	34,906,096	49.62
2016	17,696	908,265	51.33	1,004,208	56.75	391,365	15,793,062	40.35	18,347,260	46.88
2017	24,412	1,079,672	44.23	1,174,633	48.12	870,604	47,385,156	54.43	51,509,946	59.17
2018	56,153	3,129,893	55.74	3,444,423	61.34	344,490	17,689,248	51.35	20,952,044	60.82
2019	29,933	1,282,781	42.86	1,454,973	48.61	1,121,084	53,234,438	47.48	63,200,553	56.37
Thereafter	118,299	4,026,566	34.04	5,109,388	43.19	1,855,610	86,302,260	46.51	110,348,881	59.47

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2010

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	80,612	3,390,215	42.06	3,391,676	42.07	275,295	5,637,987	20.48	5,637,987	20.48
Q3 2010	49,158	1,912,618	38.91	1,912,618	38.91	—	—	—	—	—
Q4 2010	584,475	24,692,556	42.25	27,290,658	46.69	31,060	667,477	21.49	667,477	21.49

Total 2010	714,245	$29,995,389	$42.00	$32,594,952	$45.64	306,355	$6,305,464	$20.58	$6,305,464	$20.58

Q1 2011	380,673	$12,835,434	$33.72	$12,872,752	$33.82	57,321	$937,043	$16.35	$937,043	$16.35
Q2 2011	259,727	15,041,772	57.91	15,290,197	58.87	—	—	—	—	—
Q3 2011	23,544	1,092,966	46.42	1,127,609	47.89	59,788	981,729	16.42	1,003,254	16.78
Q4 2011	130,125	6,039,795	46.42	6,221,728	47.81	—	—	—	—	—

Total 2011	794,069	$35,009,967	$44.09	$35,512,287	$44.72	117,109	$1,918,771	$16.38	$1,940,297	$16.57

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	1,130	69,790	61.76	69,790	61.76	357,037	9,097,992	25.48	9,099,452	25.49
Q3 2010	—	—	—	—	—	49,158	1,912,618	38.91	1,912,618	38.91
Q4 2010	3,589	173,382	48.31	173,382	48.31	619,124	25,533,415	41.24	28,131,517	45.44

Total 2010	4,719	$243,172	$51.53	$243,172	$51.53	1,025,319	$36,544,025	$35.64	$39,143,587	$38.18

Q1 2011	7,747	$429,062	$55.38	$429,062	$55.38	445,741	$14,201,538	$31.86	$14,238,857	$31.94
Q2 2011	4,238	—	—	—	—	263,965	15,041,772	56.98	15,290,197	57.93
Q3 2011	3,757	152,206	40.51	152,710	40.65	87,089	2,226,901	25.57	2,283,573	26.22
Q4 2011	2,791	117,294	42.03	119,198	42.71	132,916	6,157,089	46.32	6,340,926	47.71

Total 2011	18,533	$698,561	$37.69	$700,970	$37.82	929,711	$37,627,300	$40.47	$38,153,553	$41.04

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2010

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	387,859	$8,949,393	$23.07	$8,949,393	$23.07	—	$—	$—	$—	$—
2011	391,347	25,974,701	66.37	26,231,525	67.03	—	—	—	—	—
2012	275,076	14,069,427	51.15	14,365,460	52.22	—	—	—	—	—
2013	492,266	13,731,727	27.89	14,071,704	28.59	—	—	—	—	—
2014	462,966	18,119,877	39.14	19,109,246	41.28	—	—	—	—	—
2015	429,880	18,410,250	42.83	18,432,652	42.88	—	—	—	—	—
2016	974,748	39,725,989	40.76	42,357,157	43.45	—	—	—	—	—
2017	270,863	11,599,186	42.82	12,664,350	46.76	—	—	—	—	—
2018	58,268	3,533,759	60.65	3,985,531	68.40	—	—	—	—	—
2019	80,697	3,540,656	43.88	3,863,444	47.88	—	—	—	—	—
Thereafter	441,682	24,902,053	56.38	27,751,676	62.83	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	43,911	$1,093,865	$24.91	$1,093,865	$24.91	431,770	$10,043,258	$23.26	$10,043,258	$23.26
2011	12,061	552,674	45.82	569,089	47.18	403,408	26,527,375	65.76	26,800,614	66.44
2012	33,691	2,443,840	72.54	2,566,008	76.16	308,767	16,513,266	53.48	16,931,468	54.84
2013	34,232	1,981,499	57.88	2,076,610	60.66	526,498	15,713,226	29.84	16,148,314	30.67
2014	14,339	793,989	55.37	848,650	59.18	477,305	18,913,866	39.63	19,957,895	41.81
2015	34,169	1,810,004	52.97	1,905,573	55.77	464,049	20,220,254	43.57	20,338,224	43.83
2016	25,352	1,137,210	44.86	1,274,945	50.29	1,000,100	40,863,199	40.86	43,632,102	43.63
2017	12,053	680,583	56.47	734,648	60.95	282,916	12,279,769	43.40	13,398,998	47.36
2018	16,919	783,946	46.34	910,545	53.82	75,187	4,317,705	57.43	4,896,076	65.12
2019	5,642	289,707	51.35	344,092	60.99	86,339	3,830,363	44.36	4,207,535	48.73
Thereafter	27,027	805,319	29.80	919,157	34.01	468,709	25,707,372	54.85	28,670,833	61.17

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2010

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	38,552	1,657,806	43.00	1,657,806	43.00	—	—	—	—	—
Q3 2010	19,069	789,970	41.43	789,970	41.43	—	—	—	—	—
Q4 2010	330,238	6,501,618	19.69	6,501,618	19.69	—	—	—	—	—

Total 2010	387,859	$8,949,393	$23.07	$8,949,393	$23.07	—	$—	$—	$—	$—

Q1 2011	18,639	$835,217	$44.81	$837,101	$44.91	—	$—	$—	$—	$—
Q2 2011	48,830	2,621,462	53.69	2,645,822	54.18	—	—	—	—	—
Q3 2011	130,534	11,276,895	86.39	11,295,367	86.53	—	—	—	—	—
Q4 2011	193,344	11,241,128	58.14	11,453,236	59.24	—	—	—	—	—

Total 2011	391,347	$25,974,701	$66.37	$26,231,525	$67.03	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	3,048	77,420	25.40	77,420	25.40	41,600	1,735,226	41.71	1,735,226	41.71
Q3 2010	1,463	73,234	50.06	73,234	50.06	20,532	863,204	42.04	863,204	42.04
Q4 2010	39,400	943,211	23.94	943,211	23.94	369,638	7,444,829	20.14	7,444,829	20.14

Total 2010	43,911	$1,093,865	$24.91	$1,093,865	$24.91	431,770	$10,043,258	$23.26	$10,043,258	$23.26

Q1 2011	8,599	$358,307	$41.67	$358,307	$41.67	27,238	$1,193,523	$43.82	$1,195,407	43.89
Q2 2011	—	—	—	—	—	48,830	2,621,462	53.69	2,645,822	54.18
Q3 2011	180	26,370	146.50	27,049	150.27	130,714	11,303,265	86.47	11,322,416	86.62
Q4 2011	3,282	167,997	51.19	183,733	55.98	196,626	11,409,125	58.02	11,636,969	59.18

Total 2011	12,061	$552,674	$45.82	$569,089	$47.18	403,408	$26,527,375	$65.76	$26,800,614	$66.44

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2010

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	344,439	$22,605,482	$65.63	$25,614,755	$74.37	—	$—	$—	$—	$—
2011	226,829	19,716,531	86.92	19,765,349	87.14	—	—	—	—	—
2012	418,289	35,375,550	84.57	35,703,134	85.36	—	—	—	—	—
2013	132,200	12,137,888	91.81	12,137,888	91.81	—	—	—	—	—
2014	208,445	18,030,757	86.50	18,475,670	88.64	—	—	—	—	—
2015	388,055	29,465,378	75.93	42,411,141	109.29	—	—	—	—	—
2016	665,125	50,990,515	76.66	55,185,099	82.97	—	—	—	—	—
2017	1,498,954	133,236,452	88.89	141,837,898	94.62	—	—	—	—	—
2018	165,376	21,167,064	127.99	22,835,594	138.08	—	—	—	—	—
2019	1,018,764	80,947,376	79.46	87,851,879	86.23	—	—	—	—	—
Thereafter	3,171,837	242,349,689	76.41	291,675,247	91.96	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	551	$103,974	$188.70	$103,974	$188.70	344,990	$22,709,457	$65.83	$25,718,729	$74.55
2011	16,130	1,700,033	105.40	1,756,896	108.92	242,959	21,416,564	88.15	21,522,245	88.58
2012	37,169	4,247,426	114.27	4,303,256	115.78	445,458	39,622,975	87.00	40,006,390	87.84
2013	1,682	172,415	102.51	186,069	110.62	133,882	12,310,302	91.95	12,323,957	92.05
2014	11,018	1,304,597	118.41	1,448,584	131.47	219,463	19,335,354	88.10	19,924,254	90.79
2015	12,488	3,319,283	265.80	5,480,002	438.82	400,543	32,784,661	81.85	47,891,143	119.57
2016	91,381	13,064,619	142.97	11,112,551	121.61	756,506	64,055,134	84.67	66,297,650	87.64
2017	26,685	2,358,533	88.38	2,512,392	94.15	1,525,639	135,594,985	88.88	144,350,290	94.62
2018	—	—	—	—	—	165,376	21,167,064	127.99	22,835,594	138.08
2019	3,877	369,235	95.24	475,987	122.77	1,022,641	81,316,612	79.52	88,327,866	86.37
Thereafter	97,021	12,573,179	129.59	16,459,050	169.64	3,268,858	254,922,867	77.99	308,134,298	94.26

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2010

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	81,382	5,413,271	66.52	5,413,271	66.52	—	—	—	—	—
Q3 2010	158,876	10,209,641	64.26	13,216,243	83.19	—	—	—	—	—
Q4 2010	104,181	6,982,570	67.02	6,985,240	67.05	—	—	—	—	—

Total 2010	344,439	$22,605,482	$65.63	$25,614,755	$74.37	—	$—	$—	$—	$—

Q1 2011	46,606	$3,038,729	$65.20	$3,034,773	$65.12	—	$—	$—	$—	$—
Q2 2011	82,781	7,016,613	84.76	7,069,388	85.40	—	—	—	—	—
Q3 2011	42,850	3,375,058	78.76	3,375,058	78.76	—	—	—	—	—
Q4 2011	54,592	6,286,130	115.15	6,286,130	115.15	—	—	—	—	—

Total 2011	226,829	$19,716,531	$86.92	$19,765,349	$87.14	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—	81,382	5,413,271	66.52	5,413,271	66.52
Q3 2010	—	—	—	—	—	158,876	10,209,641	64.26	13,216,243	83.19
Q4 2010	551	103,974	188.70	103,974	188.70	104,732	7,086,544	67.66	7,089,214	67.69

Total 2010	551	$103,974	$188.70	$103,974	$188.70	344,990	$22,709,457	$65.83	$25,718,729	$74.55

Q1 2011	715	$101,492	$141.95	$101,492	$141.95	47,321	$3,140,221	$66.36	$3,136,265	$66.28
Q2 2011	2,800	408,365	145.84	408,365	145.84	85,581	7,424,979	86.76	7,477,753	87.38
Q3 2011	3,465	553,350	159.70	592,063	170.87	46,315	3,928,408	84.82	3,967,121	85.66
Q4 2011	9,150	636,826	69.60	654,976	71.58	63,742	6,922,956	108.61	6,941,106	108.89

Total 2011	16,130	$1,700,033	$105.40	$1,756,896	$108.92	242,959	$21,416,564	$88.15	$21,522,245	$88.58

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2010

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	105,314	$3,762,254	$35.72	$3,762,254	$35.72	—	$—	$—	$—	$—
2011	324,241	11,443,873	35.29	11,465,375	35.36	—	—	—	—	—
2012	49,644	1,714,205	34.53	1,714,205	34.53	—	—	—	—	—
2013	194,927	6,438,369	33.03	6,712,267	34.43	—	—	—	—	—
2014	668,846	21,981,033	32.86	22,860,804	34.18	—	—	—	—	—
2015	180,011	5,493,216	30.52	5,914,351	32.86	—	—	—	—	—
2016	62,348	2,041,366	32.74	2,173,031	34.85	—	—	—	—	—
2017	121,110	4,229,415	34.92	4,475,177	36.95	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019	148,760	4,442,996	29.87	4,977,041	33.46	—	—	—	—	—
Thereafter	120,000	4,358,112	36.32	4,838,112	40.32	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	—	$—	$—	$—	$—	105,314	$3,762,254	$35.72	$3,762,254	$35.72
2011	—	—	—	—	—	324,241	11,443,873	35.29	11,465,375	35.36
2012	—	—	—	—	—	49,644	1,714,205	34.53	1,714,205	34.53
2013	—	—	—	—	—	194,927	6,438,369	33.03	6,712,267	34.43
2014	—	—	—	—	—	668,846	21,981,033	32.86	22,860,804	34.18
2015	—	—	—	—	—	180,011	5,493,216	30.52	5,914,351	32.86
2016	—	—	—	—	—	62,348	2,041,366	32.74	2,173,031	34.85
2017	—	—	—	—	—	121,110	4,229,415	34.92	4,475,177	36.95
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	148,760	4,442,996	29.87	4,977,041	33.46
Thereafter	—	—	—	—	—	120,000	4,358,112	36.32	4,838,112	40.32
	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2010

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	11,173	367,675	32.91	367,675	32.91	—	—	—	—	—
Q3 2010	5,260	186,422	35.44	186,422	35.44	—	—	—	—	—
Q4 2010	88,881	3,208,157	36.09	3,208,157	36.09	—	—	—	—	—

Total 2010	105,314	$3,762,254	$35.72	$3,762,254	$35.72	—	$—	$—	$—	$—

Q1 2011	131,110	$4,611,750	$35.17	$4,613,261	$35.19	—	$—	$—	$—	$—
Q2 2011	—	—	—	—	—	—	—	—	—	—
Q3 2011	115,536	4,114,953	35.62	4,134,944	35.79	—	—	—	—	—
Q4 2011	77,595	2,717,170	35.02	2,717,170	35.02	—	—	—	—	—

Total 2011	324,241	$11,443,873	$35.29	$11,465,375	$35.36	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—	11,173	367,675	32.91	367,675	32.91
Q3 2010	—	—	—	—	—	5,260	186,422	35.44	186,422	35.44
Q4 2010	—	—	—	—	—	88,881	3,208,157	36.09	3,208,157	36.09

Total 2010	—	$—	$—	$—	$—	105,314	$3,762,254	$35.72	$3,762,254	$35.72

Q1 2011	—	$—	$—	$—	$—	131,110	$4,611,750	$35.17	$4,613,261	$35.19
Q2 2011	—	—	—	—	—	—	—	—	—	—
Q3 2011	—	—	—	—	—	115,536	4,114,953	35.62	4,134,944	35.79
Q4 2011	—	—	—	—	—	77,595	2,717,170	35.02	2,717,170	35.02

Total 2011	—	$—	$—	$—	$—	324,241	$11,443,873	$35.29	$11,465,375	$35.36

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2010

CBD PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	196,273	$7,453,840	$37.98	$7,549,474	$38.46	115,023	$5,913,974	$51.42	$5,913,974	$51.42
2011	510,461	30,366,461	59.49	30,145,624	59.06	111,490	5,101,222	45.75	5,186,289	46.52
2012	382,516	17,779,075	46.48	17,823,415	46.60	187,586	8,420,227	44.89	8,540,092	45.53
2013	298,869	17,392,776	58.20	18,025,351	60.31	34,022	1,684,963	49.53	1,796,207	52.80
2014	462,807	22,560,993	48.75	22,697,052	49.04	551,720	22,300,676	40.42	28,629,420	51.89
2015	391,861	18,425,450	47.02	19,796,133	50.52	340,013	19,102,023	56.18	20,974,472	61.69
2016	296,421	22,386,013	75.52	22,977,083	77.52	57,782	2,777,043	48.06	3,174,171	54.93
2017	218,659	12,542,203	57.36	14,357,330	65.66	782,697	43,434,234	55.49	46,783,319	59.77
2018	178,454	7,783,166	43.61	7,840,368	43.93	83,953	5,060,423	60.28	5,687,579	67.75
2019	372,461	17,008,076	45.66	18,814,805	50.51	696,330	36,125,704	51.88	45,121,460	64.80
Thereafter	1,122,278	52,863,399	47.10	66,057,773	58.86	865,382	46,001,437	53.16	59,729,670	69.02

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	344,990	$22,709,457	$65.83	$25,718,729	$74.55	136,331	$5,232,447	$38.38	$5,232,447	$38.38
2011	242,959	21,416,564	88.15	21,522,245	88.58	318,630	24,714,775	77.57	24,869,529	78.05
2012	445,458	39,622,975	87.00	40,006,390	87.84	270,224	15,208,767	56.28	15,558,266	57.58
2013	133,882	12,310,302	91.95	12,323,957	92.05	218,779	10,755,104	49.16	11,095,836	50.72
2014	219,463	19,335,354	88.10	19,924,254	90.79	221,003	10,184,805	46.08	10,644,466	48.16
2015	400,543	32,784,661	81.85	47,891,143	119.57	238,551	12,895,051	54.06	11,981,558	50.23
2016	756,506	64,055,134	84.67	66,297,650	87.64	871,712	37,650,191	43.19	39,922,822	45.80
2017	1,525,639	135,594,985	88.88	144,350,290	94.62	208,015	9,763,095	46.93	10,303,807	49.53
2018	165,376	21,167,064	127.99	22,835,594	138.08	75,187	4,317,705	57.43	4,896,076	65.12
2019	1,022,641	81,316,612	79.52	88,327,866	86.37	86,339	3,830,363	44.36	4,207,535	48.73
Thereafter	3,268,858	254,922,867	77.99	308,134,298	94.26	468,709	25,707,372	54.85	28,670,833	61.17

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2010

SUBURBAN PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	391,902	$12,430,930	$31.72	$12,430,930	$31.72	910,296	$30,630,051	$33.65	$33,229,614	$36.50
2011	519,318	14,325,818	27.59	14,428,129	27.78	818,221	32,526,078	39.75	32,967,264	40.29
2012	822,303	26,333,379	32.02	26,894,522	32.71	764,428	31,224,303	40.85	32,267,616	42.21
2013	231,841	7,150,504	30.84	7,485,000	32.29	149,409	7,664,184	51.30	7,963,992	53.30
2014	220,176	6,248,156	28.38	6,526,538	29.64	676,257	21,587,101	31.92	23,364,358	34.55
2015	399,596	12,311,532	30.81	13,841,317	34.64	363,501	12,446,315	34.24	13,931,624	38.33
2016	218,530	7,000,943	32.04	7,761,865	35.52	333,583	13,016,018	39.02	15,173,089	45.49
2017	161,667	5,201,075	32.17	5,924,414	36.65	87,907	3,950,923	44.94	4,726,627	53.77
2018	4,064	102,359	25.19	116,249	28.60	260,537	12,628,825	48.47	15,264,465	58.59
2019	264,803	10,998,042	41.53	11,966,428	45.19	424,754	17,108,734	40.28	18,079,093	42.56
Thereafter	237,776	4,860,439	20.44	5,179,327	21.78	990,228	40,300,823	169.49	50,619,211	51.12

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	—	$—	$—	$—	$—	295,439	$4,810,811	$16.28	$4,810,811	$16.28
2011	—	—	—	—	—	84,778	1,812,600	21.38	1,931,085	22.78
2012	—	—	—	—	—	38,543	1,304,499	33.85	1,373,202	35.63
2013	—	—	—	—	—	307,719	4,958,122	16.11	5,052,478	16.42
2014	—	—	—	—	—	256,302	8,729,061	34.06	9,313,429	36.34
2015	—	—	—	—	—	225,498	7,325,203	32.48	8,356,667	37.06
2016	—	—	—	—	—	128,388	3,213,009	25.03	3,709,280	28.89
2017	—	—	—	—	—	74,901	2,516,674	33.60	3,095,191	41.32
2018	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2010	105,314	$3,762,254	$35.72	$3,762,254	$35.72	—	$—	$—	$—	$—
2011	324,241	11,443,873	35.29	11,465,375	35.36	—	—	—	—	—
2012	49,644	1,714,205	34.53	1,714,205	34.53	—	—	—	—	—
2013	194,927	6,438,369	33.03	6,712,267	34.43	—	—	—	—	—
2014	668,846	21,981,033	32.86	22,860,804	34.18	—	—	—	—	—
2015	180,011	5,493,216	30.52	5,914,351	32.86	—	—	—	—	—
2016	62,348	2,041,366	32.74	2,173,031	34.85	—	—	—	—	—
2017	121,110	4,229,415	34.92	4,475,177	36.95	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
2019	148,760	4,442,996	29.87	4,977,041	33.46	—	—	—	—	—
Thereafter	120,000	4,358,112	36.32	4,838,112	40.32	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2010

HOTEL PERFORMANCE

Cambridge Center Marriott

	First Quarter 2010	First Quarter 2009	Percent Change
Occupancy	74.4%	69.2%	7.5%
Average Daily Rate	$154.39	$168.32	-8.3%
Revenue per available room	$114.87	$116.68	-1.6%

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Mar-10	31-Mar-09	31-Mar-10	31-Mar-09	31-Mar-10	31-Mar-09

Greater Boston	94.0%	96.7%	83.8%	88.8%	89.2%	93.0%
Greater Washington	98.4%	99.9%	96.6%	95.0%	97.3%	97.1%
Midtown Manhattan	96.2%	98.0%	n/a	n/a	96.2%	98.0%
Princeton/East Brunswick, NJ	n/a	n/a	80.7%	82.4%	80.7%	82.4%
Greater San Francisco	90.1%	91.4%	94.5%	95.4%	91.4%	92.6%

Total Portfolio	95.1%	96.9%	89.5%	90.9%	93.0%	94.6%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Mar-10	31-Mar-09	31-Mar-10	31-Mar-09	31-Mar-10	31-Mar-09
Total Office Portfolio	95.0%	96.9%	90.1%	91.8%	93.2%	95.0%
Total Office/Technical Portfolio	100.0%	100.0%	84.0%	82.1%	87.0%	85.5%
Total Portfolio	95.1%	96.9%	89.5%	90.9%	93.0%	94.6%

(1)	For disclosures related to our definition of Same Property, see page 50.

Boston Properties, Inc.

First Quarter 2010

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	114	19	1	134
Square feet	32,889,051	1,590,387	330,400	34,809,838
Percent of in-service properties	97.5%	100.0%	100.0%	97.6%
Occupancy @ 03/31/09	95.0%	85.5%	—	94.6%
Occupancy @ 03/31/10	93.2%	87.0%	—	93.0%
Percent change from 1st quarter 2010 over 1st quarter 2009 (2):
Rental revenue	-3.5%	-3.1%	-2.6%
Operating expenses and real estate taxes	-3.9%	-9.3%	-3.7%
Consolidated Net Operating Income (3) - excluding hotel				-3.3	% (2)
Consolidated Net Operating Income (3) - Hotel				7.6	% (2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				4.5	% (2)
Portfolio Net Operating Income (3)				-1.7%

Rental revenue - cash basis	-6.3%	-2.6%	-2.6%
Consolidated Net Operating Income (3) - cash basis (5) excluding hotel	-7.7%	0.5%		-7.4	% (2)
Consolidated Net Operating Income (3) - cash basis (5) - Hotel				7.6	% (2)
Net Operating Income - cash basis (5) - BXP’s share of unconsolidated joint ventures				3.5	% (2)
Portfolio Net Operating Income (3) - cash basis (5)				-6.0%

Same Property Lease Analysis - quarter ended March 31, 2010

	Office	Office/Technical	Total
Vacant space available @ 1/1/2010 (sf)	2,180,265	206,368	2,386,633
Square footage of leases expiring or terminated 1/1/2010-3/31/2010	2,037,944	31,060	2,069,004

Total space for lease (sf)	4,218,209	237,428	4,455,637

New tenants (sf)	1,071,528	—	1,071,528
Renewals (sf)	923,608	31,060	954,668

Total space leased (sf)	1,995,136	31,060	2,026,196

Space available @ 3/31/2010 (sf)	2,223,073	206,368	2,429,441

Net (increase)/decrease in available space (sf)	(42,808)	—	(42,808)
2nd generation Average lease term (months)	127	12	125
2nd generation Average free rent (days)	138	—	136
2nd generation TI/Comm PSF	$45.21	$0.51	$44.46
Increase (decrease) in 2nd generation gross rents (6)	10.23%	3.82%	10.18%
Increase (decrease) in 2nd generation net rents (6)	13.76%	4.89%	13.67%

(1)	Includes revenue and expenses from retail tenants at the hotel property.

(2)	See page 43 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.

(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 50.

(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.

(5)	For a quantitative reconciliation of NOI to NOI on a cash basis, see page 43.

(6)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 1,848,548 square feet.

Boston Properties, Inc.

First Quarter 2010

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	March 31, 2010	March 31, 2009
	(in thousands)
Net income attributable to Boston Properties, Inc.	$52,714	$44,598
Net income (loss) attributable to noncontrolling interests:
Noncontrolling interest - redeemable preferred units of the Operating Partnership	892	990
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	227	401
Noncontrolling interest - common units of the Operating Partnership	7,870	7,531
Noncontrolling interests in property partnerships	804	510
Gains on sales of real estate	(1,765)	(2,795)
Income (loss) from unconsolidated joint ventures	(7,910)	(5,097)

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests	52,832	46,138

Add:
Losses (gains) from investments in securities	(200)	587
Losses from early extinguishment of debt	2,170	—
Loss (gain) from suspension of development	(7,200)	27,766
Depreciation and amortization	83,075	77,370
Interest expense	92,029	78,930
General and administrative expense	26,822	17,420

Subtract:
Interest and other income	(1,710)	(320)
Development and management services income	(8,944)	(8,296)

Consolidated Net Operating Income	238,874	239,595
Net Operating Income from unconsolidated joint ventures (BXP’s share) (1)	62,866	59,920

Combined Net Operating Income	301,740	299,515
Subtract:
Net Operating Income from Value-Added Fund (BXP’s share)	(1,234)	(1,320)

Portfolio Net Operating Income	$300,506	$298,195

Same Property Net Operating Income	291,904	296,989
Net operating income from non Same Properties (2)	6,695	31
Termination income	1,907	1,175

Portfolio Net Operating Income	$300,506	$298,195

Same Property Net Operating Income	291,904	296,989
Less straight-line rent and fair value lease revenue	50,507	40,193

Same Property Net Operating Income - cash basis	$241,397	$256,796

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.

(2)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

First Quarter 2010

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-10	31-Mar-09			31-Mar-10	31-Mar-09
Rental Revenue	$342,754	$350,498			$11,604	$11,973
Less Termination Income	1,034	607			—	—

Rental revenue - subtotal	341,720	349,891	(8,171)	-2.3%	11,604	11,973	(369)	-3.1%
Operating expenses and real estate taxes	119,366	119,812	(446)	-0.4%	3,382	3,730	(348)	-9.3%

Net Operating Income (1)	$222,354	$230,079	$(7,725)	-3.4%	$8,222	$8,243	$(21)	-0.3%

Rental revenue - subtotal	$341,720	$349,891			$11,604	$11,973
Less straight line rent and fair value lease revenue	23,077	14,189	8,888	62.6%	14	75	(61)	-81.3%

Rental revenue - cash basis	318,643	335,702	(17,059)	-5.1%	11,590	11,898	(308)	-2.6%
Less:
Operating expenses and real estate taxes	119,366	119,812	(446)	-0.4%	3,382	3,730	(348)	-9.3%

Net Operating Income (2) - cash basis	$199,277	$215,890	$(16,613)	-7.7%	$8,208	$8,168	$40	0.5%

	Sub-Total				Hotel
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-10	31-Mar-09			31-Mar-10	31-Mar-09
Rental Revenue	$354,358	$362,471			$5,903	$6,062
Less Termination Income	1,034	607			—	—

Rental revenue - subtotal	353,324	361,864	(8,540)	-2.4%	5,903	6,062	$(159)	-2.6%
Operating expenses and real estate taxes	122,748	123,542	(794)	-0.6%	5,268	5,472	(204)	-3.7%

Net Operating Income (1)	$230,576	$238,322	$(7,746)	-3.3%	$635	$590	$45	7.6%

Rental revenue - subtotal	$353,324	$361,864			$5,903	$6,062
Less straight line rent and fair value lease revenue	23,091	14,264	8,827	61.9%	(1)	(1)	—	0.0%

Rental revenue - cash basis	330,233	347,600	(17,367)	-5.0%	5,904	6,063	(159)	-2.6%
Less:
Operating expenses and real estate taxes	122,748	123,542	(794)	-0.6%	5,268	5,472	(204)	-3.7%

Net Operating Income (2) - cash basis	$207,485	$224,058	$(16,573)	-7.4%	$636	$591	$45	7.6%

	Unconsolidated Joint Ventures (3)				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Mar-10	31-Mar-09			31-Mar-10	31-Mar-09
Rental Revenue	$83,361	$80,554			$443,622	$449,087
Less Termination Income	873	568			1,907	1,175

Rental revenue - subtotal	82,488	79,986	$2,502	3.1%	441,715	447,912	(6,197)	-1.4%
Operating expenses and real estate taxes	21,795	21,909	(114)	-0.5%	149,811	150,923	(1,112)	-0.7%

Net Operating Income (1)	$60,693	$58,077	$2,616	4.5%	$291,904	$296,989	$(5,085)	-1.7%

Rental revenue - subtotal	$82,488	$79,986			$441,715	$447,912
Less straight line rent and fair value lease revenue	27,417	25,930	1,487	5.7%	50,507	40,193	10,314	25.7%

Rental revenue - cash basis	55,071	54,056	1,015	1.9%	391,208	407,719	(16,511)	-4.0%
Less:
Operating expenses and real estate taxes	21,795	21,909	(114)	-0.5%	149,811	150,923	(1,112)	-0.7%

Net Operating Income (2) - cash basis	$33,276	$32,147	$1,129	3.5%	$241,397	$256,796	$(15,399)	-6.0%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 42. For disclosures relating to our use of NOI see page 50.

(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 42. For disclosures relating to our use of NOI see page 50.

(3)	Does not include the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2010

LEASING ACTIVITY

All In-Service Properties - quarter ended March 31, 2010

	Office	Office/Technical	Total
Vacant space available @ 1/1/2010 (sf)	2,415,564	275,275	2,690,839
Property dispositions/ assets taken out of service (sf)	(62,189)	(68,907)	(131,096)
Property acquisitions/ assets placed in-service (sf)	—	—	—
Leases expiring or terminated 1/1/2010-3/31/2010 (sf)	2,038,212	31,060	2,069,272

Total space for lease (sf)	4,391,587	237,428	4,629,015

New tenants (sf)	1,169,987	—	1,169,987
Renewals (sf)	923,608	31,060	954,668

Total space leased (sf)	2,093,595	31,060	2,124,655 (1)

Space available @ 3/31/2010 (sf)	2,297,992	206,368	2,504,360

Net (increase)/decrease in available space (sf)	117,572	68,907	186,479
2nd generation Average lease term (months)	126	12	125
2nd generation Average free rent (days)	144	—	142
2nd generation TI/Comm PSF	$45.21	$0.51	$44.46
Increase (decrease) in 2nd generation gross rents (2)	10.23%	3.82%	10.18%
Increase (decrease) in 2nd generation net rents (3)	13.76%	4.89%	13.67%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	—	956,130	10.33%	14.21%	956,130	211,719
Washington	101,651	477,549	14.35%	20.79%	579,200	733,341
New York	—	402,239	9.02%	9.58%	402,239	436,600
San Francisco	—	72,331	8.76%	13.63%	72,331	415,872
Princeton	—	114,755	-5.39%	-8.35%	114,755	48,012

	101,651	2,023,004	10.18%	13.67%	2,124,655	1,845,544

(1)	Details of 1st and 2nd generation space is located in chart below.

(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 1,848,548.

(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 1,848,548.

(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.

(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarters, including properties currently under development. The total square feet of leases executed in the current quarter and recognized in the current quarter is 680,789.

Boston Properties, Inc.

First Quarter 2010

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q1 2010	2009	2008		2007
Recurring capital expenditures	$1,044	$27,813	$29,781		$36,599

Planned non-recurring capital expenditures associated with acquisition properties	112	865	3,203		1,490

Hotel improvements, equipment upgrades and replacements	307	1,515	2,317	(1)	1,127

	$1,463	$30,193	$35,301		$39,216

2nd Generation Tenant Improvements and Leasing Commissions

	Q1 2010	2009	2008	2007
Office
Square feet	1,991,944	3,545,251	2,472,619	3,201,812

Tenant improvement and lease commissions PSF	$45.21	$32.59	$30.17	$23.88

Office/Technical
Square feet	31,060	115,848	26,388	226,692

Tenant improvement and lease commissions PSF	$0.51	$0.13	$—	$26.62

Average tenant improvement and lease commissions PSF	$44.46	$31.56	$29.85	$24.06

(1)	Includes approximately $723 of costs related to suites renovation at Cambridge Center Marriott.

Boston Properties, Inc.

First Quarter 2010

ACQUISITIONS/DISPOSITIONS

as of March 31, 2010

ACQUISITIONS

For the period from January 1, 2010 through March 31, 2010

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment	Total Investment	Percentage Leased

Not Applicable

Total Acquisitions		—	$—	$—	$—	—

DISPOSITIONS

For the period from January 1, 2010 through March 31, 2010

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain

20 F Street Land (1)	Apr-08	—	$—	$1,765,000

Total Dispositions		—	$—	$1,765,000

(1)	On April 14, 2008, the Company sold a parcel of land located in Washington, D.C. for approximately $33.7 million. The Company had previously entered into a development agreement with the buyer to develop a Class A office property on the parcel totaling approximately 165,000 net rentable square feet. The gain on sale totaling approximately $23.4 million was deferred and has been recognized over the construction period.

Boston Properties, Inc.

First Quarter 2010

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of March 31, 2010

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan	Amount Drawn at March 31, 2010	Estimated Future Equity Requirement		Percentage Leased (3)

Weston Corporate Center	Q3 2010	Q3 2010	Weston, MA	1	356,367	$117,305,949	$150,000,000	$—	$—	$32,694,051		100%
Atlantic Wharf (formerly Russia Wharf) (4)	Q1 2011	Q1 2012	Boston, MA	2	860,000	424,767,037	600,000,000	215,000,000	—	(39,767,037	)(5)	58	%(6)
2200 Pennsylvania Avenue (7)	Q2 2011	Q2 2012	Washington, DC	2	780,000	126,884,460	380,000,000	—	—	253,115,540		50	%(8)

Total Properties under Construction				5	1,996,367	$668,957,446	$1,130,000,000	$215,000,000	$—	$246,042,554		64	%(6)(8)

PROJECTS PLACED-IN-SERVICE DURING 2010

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Debt	Drawn at March 31, 2010	Estimated Future Equity Requirement		Percentage Leased

Not Applicable

Total Projects Placed in Service				—	—	$—	$—	$—	$—	$—		—

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (9)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (10)

103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$24.29	N	S	265,000
Waltham Office Center (11)	Route 128 Mass Turnpike MA	1	67,005	44.2%	13.05	N	S	414,000	(12)
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	11.13	N	S	386,000	(12)
North First Business Park	San Jose, CA	5	190,636	75.8%	16.15	N	S	683,000
635 Massachusetts Avenue	Washington, DC	1	211,000	100.0%	28.31	N	CBD	450,000

Total Properties held for Re-Development (11)		9	557,505	80.4%	$22.04			2,198,000	(12)

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.

(2)	Includes net revenue during lease up period.

(3)	Represents percentage leased as of April 27, 2010.

(4)	Project includes 70,000 square feet of residential space for rent and 24,000 square feet of retail space.

(5)	The Company has not drawn from the construction loan to date, but reserves the right to do so in the future.

(6)	Percentage leased excludes 70,000 square feet of residential space.

(7)	Project includes 280,000 square feet of residential space and 77,000 square feet of retail space and is subject to a ground lease expiring in 2068.

(8)	Percentage leased excludes 280,000 square feet of residential space.

(9)	For disclosures relating to our definition of Annualized Revenue, see page 50.

(10)	Included in Approximate Developable Square Feet of Value Creation Pipeline—Owned Land Parcels on page 48.

(11)	Total properties held for re-development reflect a reduction in the number of properties related to the Company’s decision to reclassify three in-service properties to land held for future development. These three properties total approximately 131,000 square feet, are currently planned for redevelopment and are no longer held available for lease.

(12)	Total estimated square footage unchanged to represent the entire site including the buildings reclassified.

Boston Properties, Inc.

First Quarter 2010

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of March 31, 2010

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1) (2)	44.0	2,600,000
Waltham, MA (1)	25.4	1,150,000
New York, NY (3)	1.0	1,000,000
Reston, VA	33.8	910,000
Dulles, VA	76.6	760,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	800,000
Rockville, MD	58.1	759,000
Boston, MA (4)	1.0	450,000
Washington, DC (1)	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Cambridge, MA	1.1	170,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (5)	0.2	TBD

	367.0	10,709,000

VALUE CREATION PIPELINE-LAND PURCHASE OPTIONS

as of March 31, 2010

Location	Acreage	Approximate Developable Square Feet
Princeton, NJ (6)	143.1	1,780,000
Cambridge, MA (7)	—	200,000

	143.1	1,980,000

(1)	Properties on-site are held for future re-development and are referenced on page 47.

(2)	Includes an additional 460,000 square feet of developable square footage at our 3200 Zanker Road project.

(3)	On November 30, 2009, we completed the construction of foundations and steel/deck to grade at 250 West 55th Street, to facilitate a restart of construction in the future.

(4)	Excludes 250,000 developable square feet of which the Company has executed an agreement to ground lease with a Residential developer.

(5)	Previously reported as land purchase options, this includes four remaining sites comprised of five lots with air rights. The developable square feet remains to be determined.

(6)	Option to purchase at a fixed price of $30.50 per square foot plus annual non-refundable option payments of $125,000.

(7)	The Company also has the option to purchase 200,000 square feet of residential rights.

Boston Properties, Inc.

First Quarter 2010

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income and considered in addition to cash flows determined in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, fair value interest adjustment, net derivative losses (gains), impairments, ASC 470-20 (formerly known as FSP APB 14-1) interest expense adjustment, loss from suspension of development, non-cash termination income and partners' share of joint venture 2nd generation tenant improvement and leasing commission, (2) eliminating the effects of straight-line rent and fair value lease revenue, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions (included in the period in which the lease commences); and (4) subtracting all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows determined in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Total Consolidated Debt to Total Consolidated Market Capitalization Ratio

Total consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total consolidated market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our total consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the total consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Total Combined Debt to Total Combined Market Capitalization Ratio

Total combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. The calculation of total combined market capitalization does not include OPP Units because, unlike other LTIP Units, they are not earned until certain thresholds are achieved.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our total consolidated debt and our total combined debt, we believe that presenting our total combined debt to total combined market capitalization as well may provide investors with a more complete picture of our leverage. Investors should understand that our total combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The total combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

First Quarter 2010

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income attributable to Boston Properties, Inc., the most directly comparable GAAP financial measure, plus income attributable to noncontorlling interests, corporate general and administrative expense, depreciation and amortization, interest expense, loss from suspension of development, net derivative losses and losses from early extinguishment of debt, less interest income, development and management services income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations and income from unconsolidated joint ventures. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property's results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company's portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent and fair value lease revenue. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being "in-service" upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as "in-service" involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as "in-service" which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being "in-service," and continue to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund).

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as "Same Properties." "Same Properties" therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as "in-service" for that property to be included in "Same Properties." Pages 20-22 indicate by footnote the "In-Service Properties" which are not included in "Same Properties." "Same Properties NOI" includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Contractual rental obligations at the end of the reporting period, including contractual reimbursements, on an annualized cash basis.

Future Annualized Revenue

Contractual rental obligations at lease expiration, including current contractual reimbursements, on an annualized cash basis.